As filed with the Securities and Exchange Commission
on March 28, 2001
Registration No. 2-63350

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]

Fidelity Phillips Street Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on April 25, 2001, pursuant to Rule 488.

FIDELITY CASH RESERVES

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Form of Proxy Card

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Important Proxy Material

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity Daily Income Trust into Fidelity Cash Reserves. A shareholder meeting is scheduled for June 13, 2001. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of the Fidelity Daily Income Trust with an opportunity to participate in a larger fund with similar investment objective and policies, a lower, less volatile management fee, and generally lower expected total expenses. The investment objective of each fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The principal difference between the funds is that Fidelity Daily Income Trust currently follows a policy of investing in money market securities of U.S. issuers. Fidelity Cash Reserves has the flexibility to invest in U.S. dollar denominated money market securities of any issuer. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (April 27, 2001). Your vote is extremely important, no matter how large or small your holdings may be.

Voting by mail is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-3198. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the fund are being asked to vote on the following proposal:

1. To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity Union Street Trust II and Fidelity Phillips Street Trust providing for the merger of Fidelity Daily Income Trust into Fidelity Cash Reserves.

What is the reason for and advantages of this merger?

The proposed merger would simplify the Fidelity money market product line and provide shareholders of Fidelity Daily Income Trust with an opportunity to participate in a larger fund with similar investment objective and policies, a lower, less volatile management fee and generally lower expected total expenses. The funds have had comparable performance, with Fidelity Cash Reserves slightly outperforming Fidelity Daily Income Trust in each of the last six years. Please keep in mind that past performance is no guarantee of future results.

Calendar Year Total Returns (net of expenses)

	2000	1999	1998	1997	1996	1995
Fidelity Daily Income Trust	6.12%	4.91%	5.22%	5.27%	5.12%	5.65%
Fidelity Cash Reserves	6.19%	4.99%	5.29%	5.34%	5.16%	5.66%

Do the funds being merged have similar investment policies?

Yes. Both Fidelity Daily Income Trust and Fidelity Cash Reserves seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Is the merger considered a taxable event for federal income tax purposes?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal income tax purposes.

How will you determine the number of shares of Fidelity Cash Reserves that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, a shareholder will receive the number of full and fractional shares of Fidelity Cash Reserves that is equal to the number of full and fractional shares of Fidelity Daily Income Trust held by the shareholder on that date. The anticipated merger date is June 21, 2001.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date?

To facilitate receiving sufficient votes, we will need to take further action. We, or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (June 13, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the merger proposal and recommends that you vote to approve the merger.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity Daily Income Trust on the record date. The record date is April 27, 2001.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-3188.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY UNION STREET TRUST II: FIDELITY® DAILY INCOME TRUST

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Fidelity Daily Income Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 13, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2001

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# xxxxxxxxx/Fund# 031

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in a box below.

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization between Fidelity Union Street Trust II and Fidelity Phillips Street Trust providing for the merger of Fidelity Daily Income Trust into Fidelity Cash Reserves.

(_)	(_)	(_) 1.

FDI-PXC-0401	cusip# xxxxxxxxx/Fund# 031

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY UNION STREET TRUST II: FIDELITY® DAILY INCOME TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Fidelity Daily Income Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on June 13, 2001 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2001

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 031 HH

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in a box below.

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization between Fidelity Union Street Trust II and Fidelity Phillips Street Trust providing for the merger of Fidelity Daily Income Trust into Fidelity Cash Reserves.

(_)	(_)	(_) 1.

FDI-PXC-0401	cusip# xxxxxxxxx/fund# 031H

FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of FIDELITY DAILY INCOME TRUST:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Daily Income Trust (FDIT) will be held at the office of Fidelity Union Street Trust II (the trust), 27 State Street, 10th floor, Boston, Massachusetts 02109 on June 13, 2001, at 12:00 p.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1) To approve an Agreement and Plan of Reorganization (the Agreement) between FDIT and Fidelity Phillips Street Trust: Fidelity Cash Reserves. The Agreement provides for the transfer of all of the assets of FDIT to Fidelity Cash Reserves (Cash Reserves) in exchange solely for shares of beneficial interest of Cash Reserves and the assumption by Cash Reserves of FDIT's liabilities. Thereupon, Cash Reserves' shares will be distributed to shareholders of FDIT in liquidation of FDIT.

The Board of Trustees has fixed the close of business on April 27, 2001 as the record date for the determination of the shareholders of FDIT entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

April 27, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS
APRIL 27, 2001

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Daily Income Trust (FDIT), a fund of Fidelity Union Street Trust II (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of FDIT and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, June 13, 2001 at 12:00 p.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust.

As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), FDIT would transfer all of its assets to Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust, in exchange solely for shares of beneficial interest of Fidelity Cash Reserves (Cash Reserves) and the assumption by Cash Reserves of FDIT's liabilities. Cash Reserve shares would then be distributed to FDIT shareholders so that each such shareholder would receive a number of full and fractional shares of Cash Reserves equal to the number of shares of FDIT held by such shareholder. As provided in the Agreement, FDIT will distribute shares of Cash Reserves to its shareholders in liquidation of FDIT on June 21, 2001, or such other date as the parties may agree (the Closing Date).

Cash Reserves is a money market fund, a diversified fund of Fidelity Phillips Street Trust, an open-end management investment company organized as a Delaware business trust on September 17,1992. Cash Reserves' investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. Cash Reserves seeks to achieve its investment objective by investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements, and entering into reverse repurchase agreements. Cash Reserves' principal investment strategies also include investing more than 25% of total assets in the financial services industries and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Cash Reserves that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated April 27, 2001 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated January 29, 2001), which offers shares of Cash Reserves. The Statement of Additional Information for Cash Reserves (dated January 29, 2001) is available upon request. Attachment 1 contains excerpts from the Annual Report of Cash Reserves dated November 30, 2000. The Prospectus and Statement of Additional Information for Cash Reserves have been filed with the Commission and are incorporated herein by reference. A Prospectus and Statement of Additional Information for FDIT, both dated October 23, 2000, have been filed with the Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-3198.

TABLE OF CONTENTS

Voting Information...................................................................
Synopsis...................................................................................
Comparison of Principal Risk Factors.....................................
The Proposed Transaction...................................................
Additional Information About Cash Reserves.........
Miscellaneous...........................................................................
Attachment 1. Excerpts from Annual Report of Cash Reserves Dated November 30, 2000.........................................
Exhibit 1. Form of Agreement and Plan of Reorganization of FDIT.........................................................................

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

TO BE HELD ON JUNE 13, 2001

_________________________________

VOTING INFORMATION

This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Daily Income Trust (FDIT) and at any adjournments thereof (the Meeting), to be held on Wednesday, June 13, 2001 at 12:00 p.m. at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 27, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. FDIT may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $_______. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by FDIT. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On February 28, 2001, there were 3,231,834,064 and 48,467,830,757 shares issued and outstanding for FDIT and Cash Reserves, respectively. FDIT shareholders of record at the close of business on April 27, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

As of February 28, 2001, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of FDIT. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of FDIT and Cash Reserves, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Cash Reserves carefully for more complete information.

The proposed reorganization (the Reorganization) would merge FDIT into Cash Reserves, a money market fund also managed by FMR. If the Reorganization is approved, FDIT will cease to exist and current shareholders of the fund will become shareholders of Cash Reserves instead.

The proposed reorganization would provide FDIT shareholders with the opportunity to participate in a larger fund with substantially the same investment objective and policies, a lower, less volatile management fee and generally lower expected total expenses.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences, if any, between FDIT and Cash Reserves:

FDIT and Cash Reserves have substantially the same investment objectives and policies. The funds' investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The funds seek to achieve their investment objective by investing in U.S. dollar-denominated money market securities and repurchase agreements and entering into reverse repurchase agreements. The funds' strategies also include investing more that 25% of total assets in the financial services industries and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments. The funds' investment strategies differ in that Cash Reserves invests in money market securities of foreign issuers, provided such securities are U.S. dollar-denominated.

Expense Structures and Investment Minimums

As discussed more fully below, Cash Reserves recently entered into a new management agreement with shareholder approval. If the new management fee had been in effect for the 12 months ended November 30, 2000, Cash Reserves' total operating expenses would have been 0.48% of average net assets. This compares with FDIT's total operating expenses of 0.50% of average net assets for the same period.

Neither fund has a front-end sales charge or contingent deferred sales charge. Cash Reserves has a $5.00 fee for wire redemptions. Both funds have an annual account maintenance fee of $12.00 for accounts under $2,000.

The minimum investment requirements of the funds vary except for Fidelity retirement accounts. For FDIT, the minimum initial investment amount for a non-retirement account is $5,000 and the minimum additional investment amount is $500. For Cash Reserves, the minimum initial investment amount for a non-retirement account is $2,500 and the minimum additional investment amount is $250. The minimum account balance for each fund for a non-retirement account is $2,000.

The Proposed Reorganization

Shareholders of FDIT will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Cash Reserves of all of the assets of FDIT in exchange solely for shares of Cash Reserves and the assumption by Cash Reserves of the liabilities of FDIT. FDIT will then distribute the shares of Cash Reserves to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT held by such shareholder on the Closing Date (defined below). The exchange of FDIT assets for Cash Reserves' shares will occur as of the close of business of the New York Stock Exchange (NYSE) on June 21, 2001, or such other time and date as the parties may agree (the Closing Date). FDIT will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of FDIT.

The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to FDIT, Cash Reserves or to the shareholders of either fund. The rights and privileges of the former shareholders of FDIT will be effectively unchanged by the Reorganization.

Performance Comparison of the Funds

The following table compares the funds' actual annual total returns for the periods indicated and does not reflect Cash Reserves' new management fee that went into effect on January 1, 2001. Please note that total returns are based on past results and are not an indication of future performance.

Annual Total Returns
(periods ended December 31)

	1996	1997	1998	1999	2000
FDIT	5.12%	5.27%	5.22%	4.91%	6.12%
Cash Reserves	5.16%	5.34%	5.29%	4.99%	6.19%

The following table compares FDIT's individual cumulative returns to Cash Reserves for the periods indicated and does not reflect Cash Reserves' new management fee that went into effect on January 1, 2001. Please note that total returns are based on past results and are not an indication of future performance.

Cumulative Total Returns
(periods ended December 31, 2000)

	1 year	3 years	5 years
FDIT	6.12%	17.14%	29.62%
Cash Reserves	6.19%	17.39%	30.03%

The Funds' Fees

Each fund pays its management fee and other expenses separately. The sum of a fund's management fee and other expenses is its "total operating expenses." A fund's total operating expenses, as a percentage of its average net assets, vary from year to year.

Management Fees. Each fund pays a management fee to FMR for managing its investments and business affairs, which is calculated and paid to FMR every month. Each fund's management fee is determined to a significant extent by its monthly gross income. As explained below, Cash Reserves' management fee is lower and less sensitive to interest rates than FDIT's management fee.

Merging FDIT and Cash Reserves would significantly reduce management fees payable by FDIT shareholders. Cash Reserves' management fee rate is lower than FDIT's at all yield levels, representing a reduction of 6 basis points to 16 basis points. The combined fund's management fee rate also would be lower, at all yield levels, than the median management fee rate of 0.45% of average net assets for competitive money market funds according to Lipper Inc. The method of calculation of each fund's management fee is described below.

FDIT. FDIT's management fee is the sum of two components: an asset-based fee and an income-based fee.

The asset-based fee is calculated by dividing the asset-based fee rate by twelve and multplying the result by the fund's average net assets throughout the month. The asset-based component of FDIT's management fee cannot rise above an annual rate of 0.10% of the fund's average net assets throughout the month, and it drops as assets exceed $2 billion according to the schedule below:

Average Net Assets	Annualized Fee Rate for Each Level
from $0 billion to $2 billion	0.10%
from $2 billion to $3 billion	0.09%
from $3 billion to $4 billion	0.08%
from $4 billion to $3 billion	0.07%
from $5 billion to $3 billion	0.06%
$6 billion and over	0.05%

The income-based component is 4% of FDIT's gross income throughout the month. This amount cannot rise above an annual rate of 0.40% or fall below an annual rate of 0.20% of the fund's average net assets throughout the month.

For the twelve months ended November 30, 2000, FDIT's total management fee was 0.35% of the fund's average net assets.

Cash Reserves. On December 13, 2000, Cash Reserves' shareholders approved amendments to the fund's management agreement with FMR that, among other things, changed the manner in which the fund's management fee is calculated. Cash Reserve's new management fee is the sum of two components: an income-based component (which consists of an income-based fee and an asset-based fee) and a group fee component.

The income-based component of Cash Reserve's management fee is the sum of an income-based fee and an asset-based fee as follows:

If the fund's annualized monthly yield is:

Equal or Greater than	But less than	Income-Based fee	Asset-Based fee	Total Income-Based Component
0%	1%	2%	0.05%	0.05% - 0.07%
1%	3%	zero	0.07%	0.07%
3%	11%	2%	0.01%	0.07% - 0.23%
11%	13%	zero	0.23%	0.23%
13%	15%	2%	(0.03)%	0.23% - 0.27%
15%	--	zero	0.27%	0.27%

The group fee component of Cash Reserves' management fee is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the group fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The group fee rate schedule is as follows:

GROUP FEE RATE SCHEDULE
Average Group Assets ($ billions)	Rate

0 - 3	0.3700%
3 - 6	0.3400%
6 - 9	0.3100%
9 - 12	0.2800%
12 - 15	0.2500%
15 - 18	0.2200%
18 - 21	0.2000%
21 - 24	0.1900%
24 - 30	0.1800%
30 - 36	0.1750%
36 - 42	0.1700%
42 - 48	0.1650%
48 - 66	0.1600%
66 - 84	0.1550%
84 - 120	0.1500%
120 - 156	0.1450%
156 - 192	0.1400%
192 - 228	0.1350%
228 - 264	0.1300%
264 - 300	0.1275%
300 - 336	0.1250%
336 - 372	0.1225%
372 - 408	0.1200%
408 - 444	0.1175%
444 - 480	0.1150%
480 - 516	0.1125%
516 - 587	0.1100%
587 - 646	0.1080%
646 - 711	0.1060%
711 - 782	0.1040%
782 - 860	0.1020%
860 - 946	0.1000%
946 - 1,041	0.0980%
1,041 - 1,145	0.0960%
1,145 - 1,260	0.0940%
Over 1,260	0.0920%

For the month of November, 2000, average assets under management by FMR were approximately $841 billion. If its new management fee had been in effect throughout the twelve month period ended November 30, 2000, Cash Reserves' total management fee would have been 0.26% of average net assets.

For more information about the funds' current management fees, refer to their Prospectuses.

Non-Management Expenses. Historically, the non-management expenses -in particular, the transfer agency expenses- of Cash Reserves have been higher than those of FDIT because of smaller average shareholder account sizes (the minimum investment for Cash Reserves is $2,500 compared to $5,000 for FDIT). Effective January 1, 2000, the funds' transfer agency agreement was modified, which has caused Cash Reserves' transfer agency expenses to decline.

Total Operating Expenses. The following table shows the fees and expenses of FDIT and Cash Reserves for the 12 months ended November 30, 2000, adjusted to reflect the new management fee rates for Cash Reserves effective January 1, 2001, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization.

Annual Fund Operating Expenses

Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price and are not charged directly to shareholder accounts. The following figures are based on historical expenses as of November 30, 2000, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.

Shareholder fees (paid by the investor directly)	FDIT	Cash Reserves	Combined Fund (Pro Forma)
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load on redemptions)	None	None	None
Wire redemption fee	None	$5.00	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00	$12.00	$12.00

Annual fund operating expenses (paid from fund assets)	FDIT	Cash Reserves	Combined Fund
Management Fee	0.35%	0.26%	0.26%
Distribution and Service (12b-1) Fee	None	None	None
Other Expenses	0.15%	0.22%	0.22%
Total annual fund operating expenses	0.50%	0.48%	0.48%

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

	FDIT	Cash Reserves	Combined Fund
1 year	$ 51	$ 49	$ 49
3 years	$ 160	$ 154	$ 154
5 years	$ 280	$ 269	$ 269
10 years	$ 628	$ 604	$ 604

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

The funds' total expenses are impacted by interest rate fluctuations due to the manner in which each fund's management fee is calculated. The following table shows the total expenses of FDIT and Cash Reserves at various gross yields using group and fund asset levels for the month of November 2000, Cash Reserves' new management fee and historical transfer agency fees and other non-management expenses for the year ended November 30, 2000:

Based on these historical expenses, the graph shows a reduction of up to 9 basis points across most yield ranges, with an expense increase of up to 1 basis point if the fund has a gross yield of 4.50% to 5.50%. For the twelve months ended November 30, 2000, Cash Reserves' monthly gross yield ranged from 5.98% to 6.74%. As of February 28, 2001, Cash Reserves' monthly gross yield was 6.21%. This graph is based on historical expenses adjusted to reflect current fees and is not an indication of future expenses of the funds.

Forms of Organization

FDIT is a diversified fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Cash Reserves is a diversified fund of Fidelity Phillips Street Trust, an open-end management investment company organized as a Delaware business trust on September 17, 1992. The trusts are authorized to issue an unlimited number of shares of beneficial interest. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

Investment Objectives and Policies

FDIT and Cash Reserves have substantially the same investment objectives. Each fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

FDIT and Cash Reserves also have substantially similar investment strategies. Each fund seeks to achieve its objectives by investing in U.S. dollar-denominated money market securities and repurchase agreements and entering into reverse repurchase agreements. The funds' strategies also include investing more that 25% of total assets in the financial services industry and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

The main difference between the funds' investment policies is that Cash Reserves invests in money market securities of domestic and foreign issuers, whereas FDIT currently follows a policy of investing in securities of domestic issuers only. Although Cash Reserves has more flexibility to invest in securities of non-U.S. issuers, such securities must be U.S. dollar-denominated and of money market quality.

The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification. FDIT is a diversified fund. As a matter of fundamental policy, with respect to 75% of FDIT's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. Cash Reserves is a "super-diversified" fund which means it may not invest more than 5% of its total assets in the securities of a single issuer, provided that the fund may invest up to 25% of its total assets in certain issuers for up to three business days. These limitations do not apply to U.S. Government securities.

Borrowing. As a matter of fundamental policy, both funds may borrow money for temporary or emergency purposes (not for leveraging or investment) and may engage in reverse repurchase agreements for any purpose provided that the borrowed amounts, in combination, do not exceed 33-1/3% of the fund's total assets less liabilities. For these purposes, the funds may borrow money from banks or from other funds advised by FMR.

Lending. Neither fund currently intends to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements.

For more information about the risks and restrictions associated with these policies, see the respective fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

Operations of Cash Reserves Following the Reorganization

FMR does not expect Cash Reserves to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Cash Reserves in their current capacities. The Portfolio Manager of Cash Reserves is expected to continue to be responsible for portfolio management after the Reorganization.

All of the current investments of FDIT are permissible investments for Cash Reserves. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by FDIT and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Cash Reserves.

Purchases and Redemptions

The price to buy one share of each fund is that fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated at the close of business of NYSE, normally 4:00 p.m. Eastern time.

Both funds are managed to keep their share prices stable at $1.00. However, there is no guarantee that the funds will be able to do so.

Both funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the funds maintain a share price of $1.00.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. No sales charge is assessed by either fund upon redemption. However, Cash Reserves has a $5.00 fee for wire redemptions.

On April 16, 2001, FDIT closed to new accounts pending the Reorganization. FDIT shareholders as of that date can continue to purchase shares of the fund. Shareholders of each fund may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Cash Reserves will remain unchanged.

Upon the Reorganization, Cash Reserves will be the core account for shareholders currently using FDIT for that purpose. Current FDIT core account shareholders who do not wish to have Cash Reserves for their core account should contact Fidelity prior to the Reorganization. Cash Reserves will not be available as a core account option to new investors after the Reorganization.

Refer to each fund's Prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of the fund for shares of any other Fidelity fund available in a shareholder's state.

Dividends and Other Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions.

Distributions by each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly. On or before the Closing Date, FDIT may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Federal Income Tax Consequences of the Reorganization

Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

As of its fiscal year end (August 31, 2000), FDIT had a capital loss carryforward of approximately $1,128,000. As of its fiscal year end (November 30, 2000), Cash Reserves had a capital loss carryforward of approximately $1,582,000. Under current federal tax law, Cash Reserves may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforward transferred by FDIT at the time of the Reorganization ("capital loss carryforward"). There is no assurance that Cash Reserves will be able to realize sufficient capital gains to use the capital loss carryforward before they expire. The capital loss carryforward attributable to FDIT will expire between June 21, 2001 and November 30, 2007. The capital loss carryforward attributable to Cash Reserves will expire between November 30, 2002 and November 30, 2004.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds have insurance coverage for specified types of losses related to default or bankruptcy on certain securities, the funds may incur losses regardless of the insurance. Each fund's performance may also be significantly affected by issuer-specific changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

Both funds may invest more than 25% of their total assets in the financial services industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

The primary difference between the two funds' investment policies is that Cash Reserves can invest in U.S. dollar-denominated money market securities of domestic and foreign issuers whereas FDIT follows a policy of investing in money market securities of domestic issuers only. Money market securities, whether foreign or domestic, are high quality securities. However, as with any foreign investment, there may be an increased risk associated with entities located in foreign countries that provide credit support or a maturity-shortening structure as well as issuers located in foreign countries. Extensive public information about a foreign issuer may not always be available and unfavorable political, economic, or governmental developments could affect the value of the security.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FDIT AND CASH RESERVES.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Cash Reserves acquiring as of the Closing Date all of the assets of FDIT in exchange solely for shares of Cash Reserves and the assumption by Cash Reserves of FDIT's liabilities; and (b) the distribution of shares of Cash Reserves to the shareholders of FDIT as provided for in the Agreement.

The assets of FDIT to be acquired by Cash Reserves include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by FDIT, and any deferred or prepaid expenses shown as an asset on the books of FDIT on the Closing Date. Cash Reserves will assume from FDIT all liabilities, debts, obligations, and duties of FDIT of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that FDIT will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Cash Reserves will deliver Cash Reserves shares to FDIT, which shares FDIT will then distribute to its shareholders so that each FDIT shareholder will receive the number of full and fractional Cash Reserves shares equal to the number of full and fractional shares of FDIT held by such shareholder as of the Closing Date.

The value of FDIT's assets to be acquired by Cash Reserves, the amount of its liabilities to be assumed by Cash Reserves and the share price of a Cash Reserves' share will be determined as of the close of business of the NYSE on the Closing Date. Portfolio securities will be valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than at its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument. If the Board of Trustees of FDIT and the Board of Trustees of Cash Reserves believe that a deviation from a fund's amortized cost per share may result in dilution or other unfair results to shareholders, the Boards have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.

As of the Closing Date, FDIT will distribute to its shareholders of record the shares of Cash Reserves it received, so that each FDIT shareholder will receive the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT held by such shareholder on the Closing Date. FDIT will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Cash Reserves in the names of the FDIT shareholders and by transferring thereto shares of Cash Reserves. Each FDIT shareholder's account will be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Cash Reserves due that shareholder. Cash Reserves will not issue certificates representing its shares in connection with such exchange.

Accordingly, immediately after the Reorganization, each former FDIT shareholder will own the number of Cash Reserves shares equal to the number of that shareholder's shares in FDIT immediately prior to the Reorganization. The share price of Cash Reserves will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Any transfer taxes payable upon issuance of shares of Cash Reserves in a name other than that of the registered holder of the shares on the books of FDIT as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of FDIT is and will continue to be its responsibility up to and including the Closing Date and such later date on which FDIT is liquidated.

Pursuant to its management contract with FMR, FDIT will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. There may be some transaction costs associated with portfolio adjustments to FDIT and Cash Reserves due to the Reorganization prior to the Closing Date which will be borne by FDIT and Cash Reserves, respectively. Any transaction costs associated with portfolio adjustments to FDIT and Cash Reserves due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Cash Reserves which occur after the Closing Date will be borne by Cash Reserves. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

In considering the Reorganization, the Boards considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) the historical performance of the funds;

(3) the management fees and relative expense ratios of the funds;

(4) the costs to be incurred by each fund as a result of the Reorganization;

(5) the tax consequences of the Reorganization;

(6) the relative size of the funds;

(7) the consolidation of similar funds;

(8) the impact of changes to the Fidelity money market product line on the funds and their shareholders; and

(9) the benefit to FMR and to the shareholders of the funds.

FMR recommended the Reorganization to the Boards at a meeting of the Boards on February 15, 2001. In recommending the Reorganization, FMR advised the Boards that the funds have substantially the same investment objectives, policies, and investment portfolios. Both seek as high a level of current income as is consistent with the preservation of capital and liquidity and both invest primarily in U.S. dollar-denominated money market securities and repurchase agreements. The main difference is that FDIT currently follows a policy of investing in securities of domestic issuers while Cash Reserves has more flexibility to invest in securities of non-U.S. issuers. The Boards considered that the inclusion of non-U.S. securities should not make a material difference in the relative risk levels of the funds as these securities still must be U.S. dollar-denominated and of money market quality.

The Boards also considered that the proposed Reorganization would provide FDIT shareholders with significantly lower management fees. The Boards weighed this against the fact that Cash Reserves' transfer agency fees are higher than those of FDIT. They also considered the fact that the combined fund may have higher or lower total expenses for FDIT shareholders in any given year in the future depending on gross yields.

Finally, the Boards considered the proposed Reorganization in the context of simplifying the Fidelity money market line of funds by consolidating similar funds. While the consolidation of similar funds potentially would benefit FMR, it should benefit shareholders by facilitating increased operational efficiencies.

Description of the Securities to be Issued

Cash Reserves is one of two funds of Fidelity Phillips Street Trust, an open-end management investment company registered with the Securities and Exchange Commission (the Commission). Fidelity Phillips Street Trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Cash Reserves represents an equal proportionate interest with each other share of the fund, and each such share of Cash Reserves is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Cash Reserves have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

Fidelity Phillips Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of FDIT's assets for Cash Reserves' shares and the assumption of the liabilities of FDIT by Cash Reserves is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. The funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to FDIT and Cash Reserves, substantially to the effect that:

(i) The acquisition by Cash Reserves of all of the assets of FDIT solely in exchange for Cash Reserves shares and the assumption by Cash Reserves of FDIT's liabilities, followed by the distribution by FDIT of Cash Reserves shares to the shareholders of FDIT pursuant to the liquidation of FDIT and constructively in exchange for their FDIT shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and FDIT and Cash Reserves will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by FDIT upon the transfer of all of its assets to Cash Reserves in exchange solely for Cash Reserves shares and Cash Reserves' assumption of FDIT's liabilities, followed by FDIT's subsequent distribution of those shares to shareholders in liquidation of FDIT;

(iii) No gain or loss will be recognized by Cash Reserves upon the receipt of the assets of FDIT in exchange solely for Cash Reserves shares and its assumption of FDIT's liabilities;

(iv) The shareholders of FDIT will recognize no gain or loss upon the exchange of their FDIT shares solely for Cash Reserves shares;

(v) The basis of FDIT's assets in the hands of Cash Reserves will be the same as the basis of those assets in the hands of FDIT immediately prior to the Reorganization, and the holding period of those assets in the hands of Cash Reserves will include the holding period of those assets in the hands of FDIT;

(vi) The basis of FDIT shareholders in Cash Reserves shares will be the same as their basis in FDIT shares to be surrendered in exchange therefor; and

(vii) The holding period of the Cash Reserves shares to be received by the FDIT shareholders will include the period during which the FDIT shares to be surrendered in exchange therefor were held, provided such FDIT shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of FDIT should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of November 30, 2000 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	NAV Per Share	Shares Outstanding
FDIT	$ 3,168,808,016	$1.00	3,169,145,234
Cash Reserves	$44,214,438,511	$1.00	44,214,792,426
Pro Forma Combined Fund	$47,383,246,527	$1.00	47,383,937.660

Conclusion

The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board of Trustees of Fidelity Union Street Trust II at a meeting held on February 15, 2001. The Board determined that the proposed Reorganization is in the best interests of shareholders of FDIT and that the interests of existing shareholders of the fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, FDIT will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Union Street Trust II will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT CASH RESERVES

Cash Reserves' Prospectus dated January 29, 2001, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Cash Reserves' financial highlights for the fiscal year ended November 30, 2000, as shown below:

FINANCIAL HIGHLIGHTS

Cash Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Cash Reserves shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

Experts. The audited financial statements of FDIT and Cash Reserves incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon are included in the Annual Report to Shareholders for the fiscal year ended August 31, 2000 and November 30 2000, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. Fidelity Union Street Trust II and Fidelity Phillips Street Trust are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees. Please advise Fidelity Union Street Trust II, in care of Fidelity Services Company, P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the Cash Reserves Prospectus you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Attachment 1

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Cash Reserves	6.13%	5.38%	4.93%
All Taxable Money Market Funds Average	5.81%	5.13%	4.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	11/28/00	8/29/00	5/30/00	2/29/00	11/30/99
Fidelity Cash Reserves	6.24%	6.26%	6.15%	5.53%	5.32%
All Taxable Money Market Funds Average	6.02%	6.00%	5.76%	5.27%	5.03%
	11/29/00	8/30/00	5/31/00	3/1/00	12/1/99
MMDA	2.14%	2.12%	2.10%	2.09%	2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR(TM).

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

An interview with John Todd, Portfolio Manager of Fidelity Cash Reserves

Q. John, what was the investment environment like during the year that ended November 30, 2000?

A. During the first half of the period, the Federal Reserve Board raised short-term interest rates in an attempt to harness economic growth and temper inflationary pressures. From mid-1999 through May 2000, the Fed increased the benchmark fed funds target rate by 1.75 percentage points in a series of six separate moves. At the time of the Fed's last move, market observers expected that the Fed would continue to push rates higher through the end of 2000. This view proved to be unfounded, however, as the Fed decided it could tolerate faster economic growth, thanks in part to accelerating productivity that helped contain inflation. Consequently, the Fed decided during the summer to pause and assess the effects of its prior actions, and it remained on the sidelines as the fall's election approached. When the Fed decided to keep rates unchanged in August, it reaffirmed what had become the market's newfound belief that the Fed would keep rates steady for the balance of the year. Data continued to confirm that economic growth was moderating from the rapid pace we had seen in the first half of 2000. Several reasons were cited for this slowdown: the Fed rate increases raised borrowing costs; rising energy prices reduced consumers' disposable income; and raw materials costs hurt corporate earnings and stock market performance. Further, declining financial asset prices cut into disposable income, dampening economic growth. In spite of the slowdown, economic growth remained solid and inflation remained benign despite rising energy prices and a strong labor market. Productivity growth was credited for muting the inflationary effects typically sparked by low unemployment and rising wages and benefits. While the Fed maintained a bias toward raising rates during most of the second half of the period, evidence of softening economic growth both here and abroad prompted many investors to conclude that the next Fed move would be a rate cut.

Q. What was your strategy with the fund?

A. During the first half of the year, I kept the fund's average maturity relatively short, aiming to invest in as many securities as possible that matured right around the dates when the Fed held its Open Market Committee meetings. By doing so, I was able to re-invest maturing assets in securities offering increasing yields. Moving into the second quarter, investors were rewarded with higher yields for investing in longer-term securities. At that time, I extended the average maturity of the fund by buying six-month and one-year securities that I felt adequately compensated the fund given my interest-rate outlook. Once market sentiment shifted, investors were no longer rewarded for taking on the added risk of investing in longer-term money market securities. During the summer, I allowed the fund's average maturity to shorten because I did not feel the Fed would cut rates in the near term. Near the end of November, however, I started purchasing some longer-term paper to lock in higher yields in anticipation of declining rates.

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 6.24%, compared to 5.32% 12 months ago. For the 12 months that ended November 30, 2000, the fund had a total return of 6.13%, compared to 5.81% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, John?

A. Even though core inflation has started to creep up a bit, prices generally have stayed steady. The economy is slowing, and the big question at this point is just how much the economy will slow down. The magnitude and duration of the slowdown, as well as credit market behavior during the next few months, will play a big role in determining the future course of Fed policy. If recent turbulent market action continues and threatens to slow economic growth further, or if the economy slows too quickly, the Fed is likely to reduce rates. However, if markets stabilize the Fed would probably welcome slower growth at levels it feels comfortable would further dampen inflationary pressures.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of April 27, 2001, by and between Union Street Trust II, a Delaware business trust, on behalf of its series Fidelity Daily Income Trust (FDIT), and Fidelity Phillips Street Trust, a Delaware business trust, on behalf of its series Fidelity Cash Reserves (Cash Reserves). Fidelity Union Street Trust II and Fidelity Phillips Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the State of Delaware with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Cash Reserves and FDIT may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of FDIT to Cash Reserves solely in exchange for shares of beneficial interest in Cash Reserves (the Cash Reserves Shares) and the assumption by Cash Reserves of FDIT's liabilities; and (b) the constructive distribution of such shares by FDIT pro rata to its shareholders in complete liquidation and termination of FDIT in exchange for all of FDIT's outstanding shares. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FDIT. FDIT represents and warrants to and agrees with Cash Reserves that:

(a) FDIT is a series of Fidelity Union Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Union Street Trust II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of FDIT dated October 23, 2000 and the Prospectus Supplement of FDIT dated February 22, 2001, previously furnished to Cash Reserves, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of FDIT, threatened against FDIT which assert liability on the part of FDIT. FDIT knows of no facts which might form the basis for the institution of such proceedings;

(e) FDIT is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of FDIT, of any agreement, indenture, instrument, contract, lease, or other undertaking to which FDIT is a party or by which FDIT is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which FDIT is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments of FDIT at August 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Cash Reserves together with such unaudited financial statements and schedule of investments for the six month period ended February 28, 2001. Said Statements of Assets and Liabilities and Schedules of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) FDIT has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 2000 and those incurred in the ordinary course of FDIT's business as an investment company since February 28, 2001;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Phillips Street Trust on Form N-14 relating to the shares of Cash Reserves issuable hereunder and the proxy statement of FDIT included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to FDIT (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to FDIT, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of FDIT (other than this Agreement) will be terminated without liability to FDIT prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FDIT of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) FDIT has filed or will file all federal and state tax returns which, to the knowledge of FDIT's officers, are required to be filed by FDIT and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of FDIT's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) FDIT has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of FDIT are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of FDIT will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Cash Reserves in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, FDIT will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of FDIT to be transferred to Cash Reserves pursuant to this Agreement. As of the Closing Date, subject only to the delivery of FDIT's portfolio securities and any such other assets as contemplated by this Agreement, Cash Reserves will acquire FDIT's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Cash Reserves) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of FDIT, and this Agreement constitutes a valid and binding obligation of FDIT enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF CASH RESERVES. Cash Reserves represents and warrants to and agrees with FDIT that:

(a) Cash Reserves is a series of Fidelity Phillips Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Phillips Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Cash Reserves dated January 29, 2001 and the Statement of Additional Information Supplement of Cash Reserves dated March 23, 2001, previously furnished to FDIT did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Cash Reserves, threatened against Cash Reserves which assert liability on the part of Cash Reserves. Cash Reserves knows of no facts which might form the basis for the institution of such proceedings;

(e) Cash Reserves is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Cash Reserves, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Cash Reserves is a party or by which Cash Reserves is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Cash Reserves is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments of Cash Reserves at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to FDIT. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Cash Reserves has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Cash Reserves' business as an investment company since November 30, 2000;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Cash Reserves of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Cash Reserves has filed or will file all federal and state tax returns which, to the knowledge of Cash Reserves' officers, are required to be filed by Cash Reserves and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Cash Reserves' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Cash Reserves has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 2001;

(k) As of the Closing Date, the shares of beneficial interest of Cash Reserves to be issued to FDIT will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Cash Reserves, and no shareholder of Cash Reserves will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Cash Reserves, and this Agreement constitutes a valid and binding obligation of Cash Reserves enforceable in accordance with its terms, subject to approval by the shareholders of FDIT;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Cash Reserves, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Cash Reserves, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Cash Reserves Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Cash Reserves have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of FDIT and to the other terms and conditions contained herein, FDIT agrees to assign, sell, convey, transfer, and deliver to Cash Reserves as of the Closing Date all of the assets of FDIT of every kind and nature existing on the Closing Date. Cash Reserves agrees in exchange therefor: (i) to assume all of FDIT's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to FDIT the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT then outstanding.

(b) The assets of FDIT to be acquired by Cash Reserves shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by FDIT, and any deferred or prepaid expenses shown as an asset on the books of FDIT on the Closing Date. FDIT will pay or cause to be paid to Cash Reserves any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Cash Reserves hereunder, and Cash Reserves will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of FDIT to be assumed by Cash Reserves shall include (except as otherwise provided for herein) all of FDIT's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, FDIT agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, FDIT will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Cash Reserves Shares in exchange for such shareholders' shares of beneficial interest in FDIT and FDIT will be liquidated in accordance with FDIT's Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Cash Reserves' share transfer books in the names of the FDIT shareholders and transferring the Cash Reserves Shares thereto. Each FDIT shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Cash Reserves Shares due that shareholder. All outstanding FDIT shares, including any represented by certificates, shall simultaneously be canceled on FDIT's share transfer records. Cash Reserves shall not issue certificates representing the Cash Reserves Shares in connection with the Reorganization.

(e) Any reporting responsibility of FDIT is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Cash Reserves Shares in a name other than that of the registered holder on FDIT's books of the FDIT shares constructively exchanged for the Cash Reserves Shares shall be paid by the person to whom such Cash Reserves Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Cash Reserves will deliver to FDIT the number of Cash Reserves Shares equal to the number of full and fractional shares of FDIT then outstanding.

(c) The net asset value per share of the Cash Reserves Shares to be delivered to FDIT, the value of the assets of FDIT transferred hereunder, and the value of the liabilities of FDIT to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Cash Reserves Shares shall be computed in the manner set forth in the then-current Cash Reserves Prospectus and Statement of Additional Information, and the value of the assets and liabilities of FDIT shall be computed in the manner set forth in the then-current FDIT Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for FDIT and Cash Reserves.

5. FEES; EXPENSES.

(a) FDIT shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Cash Reserves will be borne by Cash Reserves.

(b) Each of Cash Reserves and FDIT represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on June 21, 2001, or at some other time, date, and place agreed to by FDIT and Cash Reserves (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of FDIT and the net asset value per share of Cash Reserves is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FDIT.

(a) FDIT agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Cash Reserves as herein provided, adopting this Agreement, and authorizing the liquidation of FDIT.

(b) FDIT agrees that as soon as reasonably practicable after distribution of the Cash Reserves Shares, FDIT shall be terminated as a series of Fidelity Union Street Trust II pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date FDIT shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF CASH RESERVES. The obligations of Cash Reserves hereunder shall be subject to the following conditions:

(a) That FDIT furnishes to Cash Reserves a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of FDIT made in this Agreement are true and correct in all material respects and that FDIT has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That FDIT furnishes Cash Reserves with copies of the resolutions, certified by an officer of Fidelity Union Street Trust II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of FDIT;

(c) That, on or prior to the Closing Date, FDIT will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of FDIT substantially all of FDIT's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That FDIT shall deliver to Cash Reserves at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on FDIT's behalf by its Treasurer or Assistant Treasurer;

(e) That FDIT's custodian shall deliver to Cash Reserves a certificate identifying the assets of FDIT held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Cash Reserves; (ii) FDIT's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That FDIT's transfer agent shall deliver to Cash Reserves at the Closing a certificate setting forth the number of shares of FDIT outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That FDIT calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Cash Reserves as herein provided, adopting this Agreement, and authorizing the liquidation and termination of FDIT;

(h) That FDIT delivers to Cash Reserves a certificate of an officer of Fidelity Union Street Trust II, dated as of the Closing Date, that there has been no material adverse change in FDIT's financial position since August 31, 2000, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of FDIT shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of FDIT or its transfer agent by Cash Reserves or its agents shall have revealed otherwise, FDIT shall have taken all actions that in the opinion of Cash Reserves are necessary to remedy any prior failure on the part of FDIT to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FDIT.

(a) That Cash Reserves shall have executed and delivered to FDIT an Assumption of Liabilities, certified by an officer of Fidelity Phillips Street Trust, dated as of the Closing Date pursuant to which Cash Reserves will assume all of the liabilities of FDIT existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Cash Reserves furnishes to FDIT a statement, dated as of the Closing Date, signed by an officer of Fidelity Phillips Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Cash Reserves made in this Agreement are true and correct in all material respects, and Cash Reserves has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That FDIT shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to FDIT and Cash Reserves, to the effect that the Cash Reserves Shares are duly authorized and upon delivery to FDIT as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Cash Reserves (except as disclosed in Cash Reserves' Statement of Additional Information) and no shareholder of Cash Reserves has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF CASH RESERVES AND FDIT.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of FDIT;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities and including "no action" positions of such federal or state authorities) deemed necessary by Cash Reserves or FDIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Cash Reserves or FDIT, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Cash Reserves and FDIT, threatened by the Commission; and

(f) That Cash Reserves and FDIT shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Cash Reserves and FDIT that for federal income tax purposes:

(i) The Reorganization will be a reorganization under Section 368(a)(1)(C) of the Code, and FDIT and Cash Reserves will each be parties to the Reorganization under Section 368(b) of the Code;

(ii) No gain or loss will be recognized by FDIT upon the transfer of all of its assets to Cash Reserves in exchange solely for the Cash Reserves Shares and the assumption of FDIT's liabilities followed by the distribution of those Cash Reserves Shares to the shareholders of FDIT in liquidation of FDIT;

(iii) No gain or loss will be recognized by Cash Reserves on the receipt of FDIT's assets in exchange solely for the Cash Reserves Shares and the assumption of FDIT's liabilities;

(iv) The basis of FDIT's assets in the hands of Cash Reserves will be the same as the basis of such assets in FDIT's hands immediately prior to the Reorganization;

(v) Cash Reserves' holding period in the assets to be received from FDIT will include FDIT's holding period in such assets;

(vi) A FDIT shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in FDIT for the Cash Reserves Shares in the Reorganization;

(vii) A FDIT shareholder's basis in the Cash Reserves Shares to be received by him or her will be the same as his or her basis in the FDIT shares exchanged therefor; and

(viii) A FDIT shareholder's holding period for his or her Cash Reserves Shares will include the holding period of FDIT shares exchanged, provided that those FDIT shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither FDIT nor Cash Reserves may waive the conditions set forth in this Subsection 10(f).

11. COVENANTS OF CASH RESERVES AND FDIT.

(a) Cash Reserves and FDIT each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) FDIT covenants that it is not acquiring the Cash Reserves Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) FDIT covenants that it will assist Cash Reserves in obtaining such information as Cash Reserves reasonably requests concerning the beneficial ownership of FDIT's shares; and

(d) FDIT covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law and after the Closing Date, FDIT will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Cash Reserves and FDIT may terminate this Agreement by mutual agreement. In addition, either Cash Reserves or FDIT may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of FDIT or Cash Reserves, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Cash Reserves or FDIT; provided, however, that following the shareholders' meeting called by FDIT pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Cash Reserves Shares to be paid to FDIT shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Except as otherwise provided herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. TRUST INSTRUMENTS.

A copy of each Fund's Trust Instrument, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually, to the Trustees of such Fund or to any other series of the Trusts.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

U.S. Government Reserves

(fund number 050, trading symbol FGRXX)

and

Fidelity

Cash Reserves

(fund number 055, trading symbol FDRXX)

Prospectus

January 29, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. Government securities and repurchase agreements for those securities, and entering into reverse repurchase agreements.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR's principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Prospectus

Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information illustrates the changes in each fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

U.S. Government Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	5.65%	3.40%	2.62%	3.85%	5.60%	5.09%	5.29%	5.24%	4.91%	6.08%

During the periods shown in the chart for U.S. Government Reserves, the highest return for a quarter was 1.57% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.61% (quarter ended June 30, 1993).

Cash Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	6.00%	3.75%	2.94%	3.96%	5.66%	5.16%	5.34%	5.29%	4.99%	6.19%

During the periods shown in the chart for Cash Reserves, the highest return for a quarter was 1.70% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.71% (quarter ended September 30, 1993).

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
U.S. Government Reserves	6.08%	5.32%	4.77%
Cash Reserves	6.19%	5.39%	4.92%

If FMR had not reimbursed certain fund expenses during these periods, U.S. Government Reserves' returns would have been lower.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for U.S. Government Reserves do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Wire redemption fee	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

Annual fund operating expenses (paid from fund assets)

U.S. Government Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.20%
	Total annual fund operating expenses	0.46%
Cash Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.22%
	Total annual fund operating expenses	0.48%

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.45% for U.S. Government Reserves.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Prospectus

Fund Summary - continued

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

U.S. Government Reserves	1 year	$ 47
	3 years	$ 148
	5 years	$ 258
	10 years	$ 579
Cash Reserves	1 year	$ 49
	3 years	$ 154
	5 years	$ 269
	10 years	$ 604

Prospectus

Fund Basics

Investment Details

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

Prospectus

Fund Basics - continued

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Cash Reserves seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

Prospectus

Fund Basics - continued

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account in Cash Reserves. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033,
  Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

Shareholder Information - continued

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Fidelity Automatic Exchange Service to exchange to another Fidelity fund.
Check	Write a check to sell shares from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of a fund.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment Programs. Fidelity offers convenient services that let you automatically transfer money into your account or between accounts. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic exchange programs can be a convenient way to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There will be a $5.00 fee for each wire redemption.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1, 2001 using regular investment plans.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Prospectus

Shareholder Information - continued

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The monthly management fee for each fund is calculated by adding a group fee to an income-related fee.

The income-related fee varies depending on the level of the fund's monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The group fee rate is divided by twelve and multiplied by the fund's average net assets throughout the month.

For November 2000, the group fee rate was 0.1263%.

The total management fee for the fiscal year ended November 30, 2000, was 0.23% of the fund's average net assets for U.S. Government Reserves and 0.24% of the fund's average net assets for Cash Reserves. For the fiscal year ended November 30, 2000, each fund paid FMR a management fee composed of a group fee, an individual fund fee of 0.03% of the fund's average net assets, and an income-based fee of 6% of the fund's monthly gross income in excess of an annualized 5% yield.

FMR pays FIMM for providing sub-advisory services.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

U.S. Government Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.058	.048	.052	.051	.050
Less Distributions
From net investment income	(.058)	(.048)	(.052)	(.051)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.00%	4.86%	5.29%	5.26%	5.12%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,495	$ 1,542	$ 1,427	$ 1,290	$ 1,243
Ratio of expenses to average net assets	.43%	.41%	.45%	.48%	.51%
Ratio of expenses to average net assets after expense reductions	.42% B	.40% B	.44% B	.48%	.50% B
Ratio of net investment income to average net assets	5.85%	4.77%	5.16%	5.13%	5.02%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Cash Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-2890

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.

1.701889.103 CAS/FUS-pro-0101

FIDELITY® U.S. GOVERNMENT RESERVES
FIDELITY CASH RESERVES

Funds of Fidelity Phillips Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2001

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated January 29, 2001, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

CAS/FUS-ptb-0101
1.539389.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Fidelity U.S. Government Reserves

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);

(4) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(5) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) buy or sell commodities or commodity (futures) contracts;

(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

(10) invest in oil, gas, or other mineral exploration or developmental programs; or

(11) invest in companies for the purpose of exercising control or management.

(12) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Investment Limitations of Fidelity Cash Reserves

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);

(4) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(5) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) buy or sell commodities or commodity (futures) contracts;

(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;

(10) invest in oil, gas, or other mineral exploration or development programs; or

(11) invest in companies for the purpose of exercising control or management.

(12) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.

Cash Management. A fund can hold uninvested cash.

Central Cash Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Domestic and Foreign Investments include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Money Market Insurance. Each fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). Short sales against the box could be used to protect the net asset value per share (NAV) of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs in connection with opening and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFS to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended November 30, 2000, 1999, and 1998, each fund paid no brokerage commissions.

For the fiscal year ended November 30, 2000, the funds paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's yield and return fluctuate in response to market conditions and other factors.

Yield Calculations.To compute the yield for a fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, a fund may quote yields in advertising based on any historical seven-day period. Yields for a fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Historical Fund Results. The following table shows each fund's 7-day yield and returns for the fiscal periods ended November 30, 2000.

		Average Annual Returns			Cumulative Returns
	Seven-Day Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
U.S. Government Reserves	6.21%	6.00%	5.31%	4.78%	6.00%	29.50%	59.43%
Cash Reserves	6.24%	6.13%	5.38%	4.93%	6.13%	29.93%	61.85%

Note: If FMR had not reimbursed certain fund expenses during these periods, U.S. Government Reserves' returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended November 30, 2000, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended November 30, 2000, a hypothetical $10,000 investment in U.S. Government Reserves would have grown to $15,943.

U.S. GOVERNMENT RESERVES					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,000	$ 5,943	$ 0	$ 15,943	$ 51,140	$ 51,252	$ 13,012
1999	$ 10,000	$ 5,040	$ 0	$ 15,040	$ 53,393	$ 52,714	$ 12,578
1998	$ 10,000	$ 4,343	$ 0	$ 14,343	$ 44,164	$ 43,507	$ 12,257
1997	$ 10,000	$ 3,623	$ 0	$ 13,623	$ 35,714	$ 36,709	$ 12,070
1996	$ 10,000	$ 2,942	$ 0	$ 12,942	$ 27,790	$ 30,051	$ 11,854
1995	$ 10,000	$ 2,312	$ 0	$ 12,312	$ 21,734	$ 22,889	$ 11,480
1994	$ 10,000	$ 1,659	$ 0	$ 11,659	$ 15,867	$ 16,456	$ 11,203
1993	$ 10,000	$ 1,250	$ 0	$ 11,250	$ 15,703	$ 15,776	$ 10,897
1992	$ 10,000	$ 965	$ 0	$ 10,965	$ 14,262	$ 13,754	$ 10,613
1991	$ 10,000	$ 587	$ 0	$ 10,587	$ 12,036	$ 11,696	$ 10,299

Explanatory Notes: With an initial investment of $10,000 in U.S. Government Reserves on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,943. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,674 for dividends. The fund did not distribute any capital gains during the period.

During the 10-year period ended November 30, 2000, a hypothetical $10,000 investment in Cash Reserves would have grown to $16,185.

CASH RESERVES					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,000	$ 6,185	$ 0	$ 16,185	$ 51,140	$ 51,252	$ 13,012
1999	$ 10,000	$ 5,251	$ 0	$ 15,251	$ 53,393	$ 52,714	$ 12,578
1998	$ 10,000	$ 4,533	$ 0	$ 14,533	$ 44,164	$ 43,507	$ 12,257
1997	$ 10,000	$ 3,797	$ 0	$ 13,797	$ 35,714	$ 36,709	$ 12,070
1996	$ 10,000	$ 3,103	$ 0	$ 13,103	$ 27,790	$ 30,051	$ 11,854
1995	$ 10,000	$ 2,457	$ 0	$ 12,457	$ 21,734	$ 22,889	$ 11,480
1994	$ 10,000	$ 1,789	$ 0	$ 11,789	$ 15,867	$ 16,456	$ 11,203
1993	$ 10,000	$ 1,364	$ 0	$ 11,364	$ 15,703	$ 15,776	$ 10,897
1992	$ 10,000	$ 1,036	$ 0	$ 11,036	$ 14,262	$ 13,754	$ 10,613
1991	$ 10,000	$ 623	$ 0	$ 10,623	$ 12,036	$ 11,696	$ 10,299

Explanatory Notes: With an initial investment of $10,000 in Cash Reserves on December 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,185. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,825 for dividends. The fund did not distribute any capital gains during the period.

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A money market fund may compare its performance or the performance of securities in which it may invest to averages published by iMoneyNet, Inc. of Westborough, Massachusetts. These averages assume reinvestment of distributions. iMoneyNet's MONEY FUND REPORT AVERAGES(TM)/All Taxable, which is reported in iMoneyNet's MONEY FUND REPORT(TM), covers 981 taxable money market funds. iMoneyNet's MONEY FUND REPORT AVERAGES(TM)/Government, which is reported in iMoneyNet's MONEY FUND REPORT(TM) covers 211 government money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote its current portfolio manager.

As of November 30, 2000, FMR advised over $38 billion in municipal fund assets, $151 billion in taxable fixed-income fund assets, $158 billion in money market fund assets, $571 billion in equity fund assets, $16 billion in international fund assets, and $44 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

Cash Reserves may be advertised as an investment choice under the Fidelity College Savings Plan mutual fund option. Advertising may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical performance. Advertising for the Fidelity College Savings Plan mutual fund option may be used in conjunction with advertising for the Fidelity College Savings Plan brokerage option, a product offered through Fidelity Brokerage Services LLC (FBS LLC).

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

For Select Cash Reserves account shareholders, a deferred sales charge of 1% of the redemption amount will be deducted when you redeem shares purchased prior to October 12, 1990. The deferred sales charge does not apply to exchanges to the Select Portfolios.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property on redemption will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. Each fund may distribute any net realized capital gains once a year or more often, as necessary.

As of November 30, 2000, Cash Reserves had an aggregate capital loss carryforward of approximately $1,582,000. This loss carryforward, of which $1,422,000, and $160,000 will expire on November 30, 2002, and 2004, respectively, is available to offset future capital gains.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Fidelity U.S. Government Reserves and Fidelity Cash Reserves. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Phillips Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Phillips Street Trust (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

WILLIAM O. McCOY (67), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Fidelity U.S. Government Reserves (1997) and Fidelity Cash Reserves (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

DWIGHT D. CHURCHILL (46) is Vice President of Fidelity U.S. Government Reserves (2000) and Fidelity Cash Reserves (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (44) is Vice President of Fidelity U.S. Government Reserves (1997) and Fidelity Cash Reserves (1997). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

ROBERT A. LITTERST (41), is Vice President of Fidelity U.S. Government Reserves (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Litterst managed a variety of Fidelity funds.

JOHN J. TODD (51), is Vice President of Fidelity Cash Reserves (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

ERIC D. ROITER (52) is Secretary of Fidelity U.S. Government Reserves (1998) and Fidelity Cash Reserves (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Fidelity U.S. Government Reserves (2000) and Fidelity Cash Reserves (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41) is Deputy Treasurer of Fidelity U.S. Government Reserves (2000) and Fidelity Cash Reserves (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

STANLEY N. GRIFFITH (54) is Assistant Vice President of Fidelity U.S. Government Reserves and Fidelity Cash Reserves. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and is an employee of FMR Corp.

JOHN H. COSTELLO (54) is Assistant Treasurer of Fidelity U.S. Government Reserves and Fidelity Cash Reserves. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Fidelity U.S. Government Reserves (1996) and Fidelity Cash Reserves (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended November 30, 2000, or calendar year ended December 31, 2000, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones***	Donald J. Kirk	Marie L. Knowles *****
U.S. Government ReservesB	$ 0	$ 0	$ 321	$ 429	$ 434	$ 428	$ 32	$ 426	$ 180
Cash ReservesB,C,D	$ 0	$ 0	$ 8,989	$ 11,686	$ 11,821	$ 11,686	$ 772	$ 11,620	$ 5,164
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 0	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach **	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *******	Robert C. Pozen*	William S. Stavropoulos ******	Thomas R. Williams *******
U.S. Government ReservesB	$ 426	$ 0	$ 431	$ 429	$ 531	$ 0	$ 36	$ 414
Cash ReservesB,C,D	$ 11,620	$ 0	$ 11,754	$ 11,686	$ 14,462	$ 0	$ 1,051	$ 11,257
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Ms. Johnson are compensated by FMR.

** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

*** Mr. Jones served on the Board of Trustees through December 31, 1999.

**** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

***** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

****** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

******* Mssrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $6,955; Phyllis Burke Davis, $6,955; Robert M. Gates, $6,955; E. Bradley Jones, $391; Donald J. Kirk, $6,955; Ned C. Lautenbach, $6,564; Marvin L. Mann, $6,955; William O. McCoy, $6,955; Gerald C. McDonough, $8,794; and Thomas R. Williams, $6,955.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $2,757, Cash Reserves; Thomas R. Williams, $3,070, Cash Reserves.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of November 30, 2000, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

The funds, FMR, FIMM, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee and an income component.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $841 billion of group net assets - the approximate level for November 2000 - was 0.1263%, which is the weighted average of the respective fee rates for each level of group net assets up to $841 billion.

One-twelfth of the group fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month to which the income component is added.

The income component for each month is the sum of an income-based fee and an asset-based fee as follows:

If the fund's annualized gross yield is:
Equal To or Greater Than	But Less Than	Income-Based Fee	Annual Asset- Based Fee Rate
0.00%	1.00%	2% of Monthly Gross Income	0.05%
1.00%	3.00%	zero	0.07%
3.00%	11.00%	2% of Monthly Gross Income	0.01%
11.00%	13.00%	zero	0.23%
13.00%	15.00%	2% of Monthly Gross Income	(0.03)%
15.00%	--	zero	0.27%

Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations. Annualized gross yield is determined by dividing the fund's gross income for the month by the average daily net assets of the fund and dividing the result by the number of days in the month divided by 365 days. One-twelfth of the annual asset-based fee rate is applied to the fund's average net assets for the month, and the resulting dollar amount (positive or negative) is the asset-based fee for that month.

Cash Reserves' management contract further provides that FMR will reimburse the fund, in an amount not in excess of the fund's management fee for any fiscal year, if the fund's aggregate operating expenses exceed 1% of the average net assets of the fund.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended November 30A	Management Fees Paid to FMR
U.S. Government Reserves	2000	$ 3,472,000
	1999	$ 2,560,000
	1998	$ 2,626,000
Cash Reserves	2000	$ 99,814,000
	1999	$ 61,534,000
	1998	$ 54,069,000

A Prior to January 1, 2001, the fund paid FMR a monthly management fee with three components: a group fee, an individual fund fee of 0.03% of the fund's average net assets, and an income-based fee of 6% of the fund's monthly gross income in excess of an annualized 5% yield.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to each fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMR Texas and FIMM by FMR on behalf of the funds for the past three fiscal years are shown in the table below.

Fund	Fiscal Year Ended November 30	Fees Paid to FMR Texas	Fees Paid to FIMM
U.S. Government Reserves	2000	--	$ 1,736,000
	1999	--	$ 1,280,000
	1998	$ 191,000	$ 1,122,000
Cash Reserves	2000	--	$ 49,907,000
	1999	--	$ 30,767,000
	1998	$ 3,926,000	$ 23,109,000

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for U.S. Government Reserves and Cash Reserves shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

FSC also collects each fund's $5.00 wire redemption fee.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for each fund and maintains each fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
U.S. Government Reserves	$ 152,000	$ 154,000	$ 149,000
Cash Reserves	$ 1,234,000	$ 1,043,000	$ 820,000

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity U.S. Government Reserves and Fidelity Cash Reserves are funds of Fidelity Phillips Street Trust, an open-end management investment company organized as a Delaware business trust on September 17, 1992. Currently, there are two funds in Fidelity Phillips Street Trust: Fidelity U.S. Government Reserves and Fidelity Cash Reserves. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended November 30, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND

FIDELITY CASH RESERVES

January 29, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective May 17, 2001, the following information has been removed from the "Additional Purchase, Exchange and Redemption Information" section on page 11.

For Select Cash Reserves account shareholders, a deferred sales charge of 1% of the redemption amount will be deducted when you redeem shares purchased prior to October 12, 1990. The deferred sales charge does not apply to exchanges to the Select Portfolios.

The following information replaces the similar information found in the "Additional Purchase, Exchange and Redemption Information" section beginning on page 11.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

CAS/FUSB-01-04 March 23, 2001
1.475755.109

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Daily Income

Trust

(fund number 031, trading symbol FDTXX)

Prospectus

October 23, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Daily Income Trust seeks as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities of domestic issuers and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Daily Income
Calendar Years	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
	7.83%	5.83%	3.59%	2.79%	3.89%	5.65%	5.12%	5.27%	5.22%	4.91%



During the periods shown in the chart for Daily Income, the highest return for a quarter was 1.94% (quarter ended March 31, 1990) and the lowest return for a quarter was 0.65%< R> (quarter ended June 30, 1993).

The year-to-date return as of September 30, 2000 for Daily Income was 4.48%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Past 10 years
Daily Income	4.91%	5.23%	5.00%

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund are based on historical expenses.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.34%
Distribution and Service (12b-1) fee	None
Other expenses	0.16%
Total annual fund operating expenses	0.50%

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

Prospectus

Fund Basics

Investment Details

Investment Objective

Daily Income Trust seeks as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Fidelity Daily Income Trust seeks as high a level of current income as is consistent with preserving capital and providing liquidity.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$5,000
For certain Fidelity retirement accountsA	$500
To Add to an Account	$500
For certain Fidelity retirement accountsA	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Fidelity Automatic Exchange Service to exchange to another Fidelity fund.
Check	Write a check to sell shares from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of the fund.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment Programs. Fidelity offers convenient services that let you automatically transfer money into your account or between accounts. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic exchange programs can be a convenient way to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Do not try to close out your account by check.
  Unless your shares of the fund are held in a Fidelity brokerage account, you will be charged $1.00 for each check written under $500.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Prospectus

Shareholder Information - continued

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

Daily Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by dividing an asset-based fee rate by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee.

The asset-based fee cannot rise above an annual rate of 0.10% of the fund's average net assets throughout the month, and it drops as assets exceed $2 billion. The income-based fee is 4% of the fund's gross income throughout the month, but this amount cannot rise above an annual rate of 0.40% or fall below an annual rate of 0.20% of the fund's average net assets throughout the month.

The total management fee for the fiscal year ended August 31, 2000 was 0.34% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

Prospectus

Fund Services - continued

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended August 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net interest income	.056	.047	.052	.051	.051
Less Distributions
 From net interest income	(.056)	(.047)	(.052)	(.051)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	5.76%	4.84%	5.31%	5.18%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,006	$ 2,758	$ 2,625	$ 2,425	$ 2,317
Ratio of expenses to average net assets	.50%	.48%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.50%	.48%	.50%	.49% B	.50%
Ratio of net interest income to average net assets	5.62%	4.74%	5.19%	5.07%	5.11%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-6452

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

1.536815.103 FDI-pro-1000

Supplement to the
Fidelity® Daily
Income Trust
October 23, 2000
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Daily Income Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Daily Income Trust and Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Daily Income Trust solely in exchange for the number of shares of Fidelity Cash Reserves equal in value to the relative net asset value of the outstanding shares of Fidelity Daily Income Trust. Following such exchange, Fidelity Daily Income Trust will distribute the Fidelity Cash Reserves shares to its shareholders pro rata, in liquidation of Fidelity Daily Income Trust as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Daily Income Trust, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Daily Income Trust will be held on June 13, 2001, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity Daily Income Trust will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Cash Reserves.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about June 21, 2001. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Daily Income Trust shareholders fail to approve the Agreement, Fidelity Daily Income Trust will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Daily Income Trust.

Effective the close of business on April 16, 2001, Fidelity Daily Income Trust will be closed to new accounts pending the Reorganization.

FDI-01-02 February 22, 2001
1.478060.103

FIDELITY® DAILY INCOME TRUST

A Fund of Fidelity Union Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

October 23, 2000

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated October 23, 2000, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

FDI-ptb-1000
1.461742.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) purchase securities on margin (but the trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities);

(4) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(5) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) buy or sell commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(10) invest in companies for the purpose of exercising control or management.

(11) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.

Central Cash Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Money Market Insurance. The fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). Short sales against the box could be used to protect the net asset value per share (NAV) of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs in connection with opening and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFS to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

The fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended August 31, 2000, 1999, and 1998, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2000, the fund paid no brokerage commissions to firms for providing research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's yield and return fluctuate in response to market conditions and other factors.

Yield Calculations. To compute the yield for the fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of the fund's small account fee. Excluding the fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Historical Fund Results. The following table shows the fund's 7-day yield and returns for the fiscal periods ended August 31, 2000.

		Average Annual Returns			Cumulative Returns
	Seven-Day Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Daily Income	6.21%	5.76%	5.27%	4.87%	5.76%	29.26%	60.95%

The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how the fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the 10-year period ended August 31, 2000, a hypothetical $10,000 investment in Daily Income would have grown to $16,095, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

FIDELITY DAILY INCOME TRUST					INDEXES
FiscalYearEnded	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 10,000	$ 6,095	$ 0	$ 16,095	$ 59,354	$ 54,368	$ 13,123
1999	$ 10,000	$ 5,218	$ 0	$ 15,218	$ 51,027	$ 51,701	$ 12,698
1998	$ 10,000	$ 4,516	$ 0	$ 14,516	$ 36,493	$ 35,425	$ 12,416
1997	$ 10,000	$ 3,784	$ 0	$ 13,784	$ 33,761	$ 35,221	$ 12,219
1996	$ 10,000	$ 3,105	$ 0	$ 13,105	$ 24,004	$ 25,459	$ 11,953
1995	$ 10,000	$ 2,452	$ 0	$ 12,452	$ 20,217	$ 20,446	$ 11,619
1994	$ 10,000	$ 1,810	$ 0	$ 11,810	$ 16,647	$ 16,915	$ 11,322
1993	$ 10,000	$ 1,440	$ 0	$ 11,440	$ 15,784	$ 15,358	$ 11,003
1992	$ 10,000	$ 1,125	$ 0	$ 11,125	$ 13,698	$ 13,304	$ 10,707
1991	$ 10,000	$ 664	$ 0	$ 10,664	$ 12,691	$ 12,068	$ 10,380

Explanatory Notes: With an initial investment of $10,000 in the fund on September 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,095. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,769 for dividends. The fund did not distribute any capital gains during the period.

Performance Comparisons. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The money market fund may compare its performance or the performance of securities in which it may invest to averages published by iMoneyNet, Inc. of Westborough, Massachusetts. These averages assume reinvestment of distributions. iMoneyNet's MONEY FUND REPORT AVERAGES(TM)/All Taxable, which is reported in iMoneyNet's MONEY FUND REPORT(TM), covers 974 taxable money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

The fund may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote its current portfolio manager.

As of August 31, 2000, FMR advised over $36 billion in municipal fund assets, $146 billion in taxable fixed-income fund assets, $153 billion in money market fund assets, $674 billion in equity fund assets, $20 billion in international fund assets, and $43 billion in Spartan® fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.

Capital Gain Distributions. The fund may distribute any net realized capital gains once a year or more often, as necessary.

As of August 31, 2000, the fund had an aggregate capital loss carryforward of approximately $1,128,000. This loss carryforward, of which $336,000, $536,000, $19,000, $99,000, $109,000, $15,000, and $14,000 will expire on August 31, 2001, 2002, 2003, 2004, 2006, 2007, and 2008, respectively, is available to offset future capital gains.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Daily Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Union Street Trust II, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Union Street Trust II (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (67), Trustee, is Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dublier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

MARVIN L. MANN (67), Trustee, is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Daily Income (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (46) is Vice President of Daily Income (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (44) is Vice President of Daily Income (1997). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

ROBERT K. DUBY (54) is Vice President of Daily Income (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby managed a variety of Fidelity funds.

ERIC D. ROITER (51) is Secretary of Daily Income (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Daily Income (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41) is Deputy Treasurer of Daily Income (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

STANLEY N. GRIFFITH (53) is Assistant Vice President of Daily Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and is an employee of FMR Corp.

JOHN H. COSTELLO (54) is Assistant Treasurer of Daily Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Daily Income (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Daily IncomeB,C,D	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0
J. Michael Cook*****	$ 422	$ 0
Ralph F. Cox	$ 811	$ 217,500
Phyllis Burke Davis	$ 821	$ 211,500
Robert M. Gates	$ 811	$ 217,500
E. Bradley Jones****	$ 250	$ 217,500
Donald J. Kirk	$ 811	$ 217,500
Marie L. Knowles******	$ 129	$ 0
Ned C. Lautenbach***	$ 742	$ 54,000
Peter S. Lynch**	$ 0	$ 0
William O. McCoy	$ 800	$ 214,500
Gerald C. McDonough	$ 1,011	$ 269,000
Marvin L. Mann	$ 816	$ 217,500
Robert C. Pozen**	$ 0	$ 0
Thomas R. Williams	$ 811	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $462; Phyllis Burke Davis, $462; Robert M. Gates, $462; E. Bradley Jones, $118; Donald J. Kirk, $462; Ned C. Lautenbach, $344; William O. McCoy, $462; Gerald C. McDonough, $575; Marvin L. Mann, $462; and Thomas R. Williams, $462.

D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $146 and Thomas R. Williams, $242.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of August 31, 2000, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

The fund, FMR, FIMM, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the mand's averanagement contract, the fund pays FMR a monthly management fee which has two components. The first component is an amount based upon the fuge net assets throughout the month in accordance with the following schedule.

Average Net Assets	Annualized Fee Rate For Each Level
from $0 - 2 billion	0.10%
2 - 3	0.09
3 - 4	0.08
4 - 5	0.07
5 - 6	0.06
6 and over	0.05

That amount is then added to an amount equal to 4% of the fund's gross income throughout the month. The gross income amount will not be less than an annual rate of 0.20% or more than an annual rate of 0.40% of the fund's average net assets throughout the month. For this purpose, gross income includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations, computed in accordance with generally accepted accounting principles.

For the fiscal years ended August 31, 2000, 1999, and 1998, the fund paid FMR management fees of $9,952,000, $8,369,000, and $8,065,000, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

Sub-Adviser. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal year ended August 31, 1998, FMR paid FMR Texas a fee of $1,591,000. On behalf of the fund, for the fiscal years ended August 31, 2000, 1999, and 1998, FMR paid FIMM fees of $4,976,000, $4,185,000, and $2,442,000, respectively.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Daily Income shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

FSC also collects the fund's $1.00 checkwriting fee.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in the fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

For the fiscal years ended August 31, 2000, 1999, and 1998, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $261,000, $252,000, and $238,000, respectively.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Daily Income Trust is a fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are four funds in the trust: Fidelity Daily Income Trust, Fidelity Municipal Money Market Fund, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies, or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Spartan, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity®

Cash Reserves

Annual Report

November 30, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	9	A complete list of the fund's investments.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Accountants	32	The auditors' opinion.
Proxy Voting Results	33

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Cash Reserves	6.13%	29.93%	61.85%
All Taxable Money Market Funds Average	5.81%	28.47%	58.20%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 981 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Cash Reserves	6.13%	5.38%	4.93%
All Taxable Money Market Funds Average	5.81%	5.13%	4.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Yields

	11/28/00	8/29/00	5/30/00	2/29/00	11/30/99
Fidelity Cash Reserves	6.24%	6.26%	6.15%	5.53%	5.32%
All Taxable Money Market Funds Average	6.02%	6.00%	5.76%	5.27%	5.03%
	11/29/00	8/30/00	5/31/00	3/1/00	12/1/99
MMDA	2.14%	2.12%	2.10%	2.09%	2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR(TM).

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with John Todd, Portfolio Manager of Fidelity Cash Reserves

Q. John, what was the investment environment like during the year that ended November 30, 2000?

A. During the first half of the period, the Federal Reserve Board raised short-term interest rates in an attempt to harness economic growth and temper inflationary pressures. From mid-1999 through May 2000, the Fed increased the benchmark fed funds target rate by 1.75 percentage points in a series of six separate moves. At the time of the Fed's last move, market observers expected that the Fed would continue to push rates higher through the end of 2000. This view proved to be unfounded, however, as the Fed decided it could tolerate faster economic growth, thanks in part to accelerating productivity that helped contain inflation. Consequently, the Fed decided during the summer to pause and assess the effects of its prior actions, and it remained on the sidelines as the fall's election approached. When the Fed decided to keep rates unchanged in August, it reaffirmed what had become the market's newfound belief that the Fed would keep rates steady for the balance of the year. Data continued to confirm that economic growth was moderating from the rapid pace we had seen in the first half of 2000. Several reasons were cited for this slowdown: the Fed rate increases raised borrowing costs; rising energy prices reduced consumers' disposable income; and raw materials costs hurt corporate earnings and stock market performance. Further, declining financial asset prices cut into disposable income, dampening economic growth. In spite of the slowdown, economic growth remained solid and inflation remained benign despite rising energy prices and a strong labor market. Productivity growth was credited for muting the inflationary effects typically sparked by low unemployment and rising wages and benefits. While the Fed maintained a bias toward raising rates during most of the second half of the period, evidence of softening economic growth both here and abroad prompted many investors to conclude that the next Fed move would be a rate cut.

Q. What was your strategy with the fund?

A. During the first half of the year, I kept the fund's average maturity relatively short, aiming to invest in as many securities as possible that matured right around the dates when the Fed held its Open Market Committee meetings. By doing so, I was able to re-invest maturing assets in securities offering increasing yields. Moving into the second quarter, investors were rewarded with higher yields for investing in longer-term securities. At that time, I extended the average maturity of the fund by buying six-month and one-year securities that I felt adequately compensated the fund given my interest-rate outlook. Once market sentiment shifted, investors were no longer rewarded for taking on the added risk of investing in longer-term money market securities. During the summer, I allowed the fund's average maturity to shorten because I did not feel the Fed would cut rates in the near term. Near the end of November, however, I started purchasing some longer-term paper to lock in higher yields in anticipation of declining rates.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 6.24%, compared to 5.32% 12 months ago. For the 12 months that ended November 30, 2000, the fund had a total return of 6.13%, compared to 5.81% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, John?

A. Even though core inflation has started to creep up a bit, prices generally have stayed steady. The economy is slowing, and the big question at this point is just how much the economy will slow down. The magnitude and duration of the slowdown, as well as credit market behavior during the next few months, will play a big role in determining the future course of Fed policy. If recent turbulent market action continues and threatens to slow economic growth further, or if the economy slows too quickly, the Fed is likely to reduce rates. However, if markets stabilize the Fed would probably welcome slower growth at levels it feels comfortable would further dampen inflationary pressures.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income as is consistent with the preservation of capital and liquidity

Fund number: 055

Trading symbol: FDRXX

Start date: May 10,1979

Size: as of November 30, 2000, more than $44.2 billion

Manager: John Todd, since 1997; manager, several other Fidelity and Spartan taxable money market funds; joined Fidelity in 1981

3

Annual Report

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	36.6	53.3	35.8
31 - 90	37.3	25.9	40.5
91 - 180	24.8	10.6	19.7
181 - 397	1.3	10.2	4.0
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Fidelity Cash Reserves	64 Days	67 Days	62 Days
All Taxable Money Market Funds Average **	50 Days	50 Days	54 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Commercial Paper 47.0%	Commercial Paper 45.3%
Bank CDs, BAs, TDs, and Notes 50.5%	Bank CDs, BAs, TDs, and Notes 51.2%
Government Securities 2.6%	Government Securities 1.4%
Other Investments and Net Other Assets (0.1)%*	Other Investments and Net Other Assets 2.1%

* Other Investments and Net Other Assets are not included in the pie chart.

** Source: iMoneyNet, Inc.®

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Certificates of Deposit - 38.6%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Domestic Certificates Of Deposit - 0.9%
First Union National Bank, North Carolina
5/15/01	7.35%	$ 225,000	$ 225,000
U.S. Bank NA, Minnesota
12/1/00	6.72 (b)	170,000	170,000
			395,000
London Branch, Eurodollar, Foreign Banks - 21.1%
Abbey National Treasury Services PLC
2/15/01	6.63	445,000	445,000
3/1/01	6.62	210,000	210,000
3/1/01	6.64	226,000	226,000
3/12/01	6.70	600,000	600,000
ABN-AMRO Bank NV
3/1/01	6.62	250,000	250,000
Alliance & Leicester PLC
3/5/01	6.65	100,000	100,000
Bank of Scotland Treasury Services PLC
2/7/01	6.64	150,000	149,997
Barclays Bank PLC
12/27/00	6.55	400,000	400,000
2/7/01	6.63	200,000	200,000
2/8/01	6.65	380,000	380,000
2/12/01	6.66	260,000	260,000
2/28/01	6.64	108,000	108,000
Bayerische Hypo-und Vereinsbank AG
12/11/00	6.50	300,000	300,000
2/7/01	6.63	200,000	200,000
2/8/01	6.64	100,000	100,000
2/26/01	6.74	400,000	400,000
3/1/01	6.64	225,000	225,000
3/13/01	6.67	340,000	340,000
3/26/01	6.62	325,000	325,000
Commerzbank AG
2/15/01	6.63	135,000	135,000
Credit Agricole Indosuez
5/31/01	6.60	200,000	200,009
Halifax PLC
12/7/00	6.43	25,000	25,000
2/16/01	6.63	90,000	90,000
2/20/01	6.63	75,000	75,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
London Branch, Eurodollar, Foreign Banks - continued
ING Bank NV
2/7/01	6.63%	$ 250,000	$ 250,000
3/1/01	6.62	375,000	375,000
3/12/01	6.70	125,000	125,000
3/20/01	6.61	180,000	180,000
6/4/01	6.52	50,000	50,000
Landesbank Baden-Wuerttemberg
2/8/01	6.64	200,000	200,000
Landesbank Hessen-Thuringen
6/4/01	6.51	200,000	200,010
National Australia Bank Ltd.
2/5/01	6.63	50,000	49,998
Nationwide Building Society
2/14/01	6.70	110,000	110,000
Norddeutsche Landesbank Girozentrale
12/29/00	6.55	150,000	149,998
2/23/01	6.73	100,000	100,004
Northern Rock PLC
2/28/01	6.66	38,000	38,000
3/7/01	6.71	25,000	25,000
RaboBank Nederland Coop. Central
12/18/00	6.52	135,000	135,000
2/7/01	6.63	350,000	350,000
Societe Generale
12/1/00	6.57	225,000	225,000
12/18/00	6.54	210,000	210,000
Svenska Handelsbanken AB
2/1/01	6.65	50,000	50,000
2/1/01	6.67	100,000	100,001
3/2/01	6.64	100,000	100,000
Westdeutsche Landesbank Girozentrale
2/12/01	6.75	150,000	149,992
2/28/01	6.75	120,000	120,000
3/12/01	6.70	75,000	74,998
5/14/01	6.64	200,000	200,000
			9,312,007
New York Branch, Yankee Dollar, Foreign Banks - 16.6%
Bayerische Hypo-und Vereinsbank AG
2/5/01	6.63	300,000	300,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
New York Branch, Yankee Dollar, Foreign Banks - continued
Canadian Imperial Bank of Commerce
12/1/00	6.62% (b)	$ 235,000	$ 234,924
12/21/00	6.55	100,000	100,000
Commerzbank AG
3/19/01	6.62	340,000	340,000
3/23/01	6.75	335,000	335,000
3/26/01	6.61	130,000	130,000
Credit Agricole Indosuez
12/4/00	6.55	100,000	100,000
2/20/01	6.64	450,000	450,000
Credit Communal de Belgique SA
5/2/01	7.11	100,000	99,988
5/3/01	7.10	100,000	99,988
Deutsche Bank AG
12/11/00	6.55 (b)	230,000	229,995
2/5/01	6.75	425,000	424,960
2/22/01	6.82	200,000	199,978
5/3/01	7.10	100,000	99,988
Dexia Bank SA
3/5/01	6.62	75,000	75,000
Dresdner Bank AG
12/29/00	7.05	345,000	345,000
Landesbank Baden-Wuerttemberg
2/12/01	6.63	200,000	200,001
Merita Bank PLC
2/13/01	6.63	100,000	100,000
2/20/01	6.63	135,000	135,000
2/21/01	6.64	50,000	50,000
3/6/01	6.63	115,000	115,000
National Bank of Canada
12/4/00	6.55	85,000	85,000
National Westminster Bank PLC
12/4/00	6.55	200,000	200,000
Norddeutsche Landesbank Girozentrale
2/8/01	6.75	110,000	109,990
5/8/01	7.15	215,000	214,982
Royal Bank of Canada
12/1/00	6.62 (b)	500,000	499,870
12/13/00	6.55 (b)	275,000	274,992
3/1/01	6.60	300,000	300,007
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
5/2/01	7.00%	$ 150,000	$ 149,988
5/3/01	7.10	15,000	14,998
Societe Generale
12/5/00	6.56 (b)	325,000	324,885
12/21/00	6.54 (b)	215,000	214,913
Svenska Handelsbanken AB
5/2/01	7.00	190,000	189,985
Toronto Dominion Bank
3/1/01	6.62	175,000	175,000
UBS AG
12/7/00	6.45	50,000	49,997
5/1/01	7.00	395,000	394,969
			7,364,398
TOTAL CERTIFICATES OF DEPOSIT			17,071,405
Commercial Paper - 47.0%

Alliance & Leicester PLC
12/18/00	6.65	100,000	99,693
5/21/01	6.61	45,000	43,632
Amsterdam Funding Corp.
12/1/00	6.56	25,000	25,000
12/6/00	6.56	175,000	174,842
12/13/00	6.58	50,000	49,891
12/14/00	6.56	10,000	9,976
12/18/00	6.57	100,000	99,692
12/19/00	6.57	100,000	99,675
12/20/00	6.57	70,000	69,759
12/21/00	6.57	25,000	24,909
12/22/00	6.60	50,000	49,811
ANZ (Delaware), Inc.
3/7/01	6.63	150,000	147,396
Aspen Funding Corp.
12/7/00	6.57	100,000	99,891
2/6/01	6.65	125,000	123,481
Asset Securitization Coop. Corp.
12/26/00	6.56 (b)	415,000	414,991
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Associates Corp. of North America
2/8/01	6.66%	$ 60,000	$ 59,246
2/13/01	6.70	100,000	98,658
2/14/01	6.70	25,000	24,660
3/19/01	6.64	97,000	95,106
3/21/01	6.61	100,000	98,035
Associates First Capital BV
2/2/01	6.71	55,000	54,371
2/20/01	6.71	50,000	49,265
3/21/01	6.65	60,000	58,807
AT&T Corp.
12/19/00	6.65 (b)	205,000	205,000
1/16/01	6.75 (b)	75,000	75,008
2/26/01	6.71	300,000	295,288
2/27/01	6.71	100,000	98,411
3/5/01	7.23	115,000	112,868
Bank of America Corp.
3/12/01	6.72	25,000	24,545
Bank One Corp.
3/22/01	6.62	75,000	73,502
Bear Stearns Companies, Inc.
12/11/00	6.62	70,000	69,874
Bradford & Bingley Building Society
2/6/01	6.65	50,000	49,391
2/15/01	6.64	75,000	73,966
CBA Finance, Inc.
2/27/01	6.64	30,000	29,522
3/2/01	6.62	125,000	122,943
Centric Capital Corp.
12/26/00	6.58	22,400	22,298
12/27/00	6.59	58,250	57,974
2/21/01	6.58	30,400	29,947
CIESCO LP
3/7/01	6.63	30,000	29,479
Citibank Credit Card Master Trust I (Dakota Certificate Program)
12/12/00	6.56	150,000	149,701
12/13/00	6.57	25,000	24,946
1/18/01	6.77	50,000	49,553
ConAgra Foods, Inc.
12/4/00	6.82	26,940	26,925
12/7/00	6.71	25,000	24,972
12/7/00	6.83	29,400	29,367
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
ConAgra Foods, Inc. - continued
12/14/00	6.75%	$ 60,000	$ 59,854
12/14/00	6.78	35,000	34,915
1/26/01	6.96	25,000	24,734
1/29/01	7.14	60,000	59,307
1/30/01	7.02	40,000	39,539
Conoco, Inc.
12/15/00	6.72	125,000	124,675
Corporate Asset Funding Co.
3/7/01	6.63	60,000	58,958
Corporate Receivables Corp.
12/6/00	6.57	25,000	24,977
12/6/00	6.60	75,000	74,932
12/15/00	6.55	45,000	44,886
2/5/01	6.65	100,000	98,799
2/26/01	6.65	85,000	83,659
CXC, Inc.
12/1/00	6.56	35,000	35,000
12/6/00	6.60	150,000	149,865
12/13/00	6.60	50,000	49,892
12/14/00	6.57	20,000	19,953
2/5/01	6.65	95,000	93,859
2/14/01	6.64	50,750	50,061
2/14/01	6.65	85,000	83,843
2/15/01	6.65	35,000	34,517
2/16/01	6.64	90,000	88,744
2/22/01	6.65	50,000	49,247
2/27/01	6.65	75,000	73,803
3/9/01	6.62	90,000	88,408
3/15/01	6.70	50,000	49,064
Daimler-Chrysler North America Holding Corp.
12/12/00	6.57	50,000	49,901
12/13/00	6.59	75,000	74,838
3/2/01	6.71	45,000	44,262
3/5/01	6.70	95,000	93,368
Delaware Funding Corp.
12/18/00	6.56	137,153	136,731
1/22/01	6.70	225,000	222,849
2/8/01	6.65	51,615	50,968
2/26/01	6.65	38,566	37,957
Den Danske Corp., Inc.
2/16/01	6.64	100,000	98,604
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Deutsche Bank Financial, Inc.
2/7/01	6.64%	$ 550,000	$ 543,226
2/8/01	6.64	150,000	148,125
2/15/01	6.63	200,000	197,247
5/7/01	6.63	195,000	189,545
Dominion Resources, Inc.
12/7/00	6.78	25,000	24,972
12/8/00	6.78	20,000	19,974
12/14/00	6.78	25,000	24,939
Edison Asset Securitization LLC
12/1/00	6.57	300,000	300,000
12/27/00	6.55	315,000	313,517
Enterprise Funding Corp.
2/12/01	6.66	35,943	35,466
2/27/01	6.64	145,000	142,685
Falcon Asset Securitization Corp.
12/13/00	6.56	39,120	39,035
12/15/00	6.59	80,000	79,798
1/22/01	6.69	107,142	106,119
1/31/01	6.72	60,000	59,325
2/23/01	6.65	49,000	48,255
3/20/01	6.69	30,000	29,412
Fortis Funding LLC
2/8/01	6.64	50,000	49,373
GE Capital International Funding, Inc.
2/7/01	6.65	150,000	148,144
2/8/01	6.67	118,000	116,532
2/9/01	6.63	140,000	138,225
General Electric Capital Corp.
12/18/00	6.57	195,000	194,405
2/9/01	6.73	100,000	98,730
2/27/01	6.72	115,000	113,173
3/5/01	6.58	50,000	49,155
3/13/01	6.64	140,000	137,438
General Motors Acceptance Corp.
2/1/01	6.71	85,000	84,046
2/9/01	6.64	110,000	108,605
2/12/01	6.64	185,000	182,554
2/13/01	6.64	550,000	542,622
2/15/01	6.64	250,000	246,559
2/16/01	6.64	200,000	197,211
2/20/01	6.64	85,000	83,751
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
General Motors Acceptance Corp. - continued
3/1/01	6.64%	$ 69,000	$ 67,875
3/2/01	6.72	115,000	113,110
Heller Financial, Inc.
12/11/00	6.73	50,000	49,907
12/14/00	6.74	25,000	24,940
2/1/01	7.06	50,000	49,402
2/15/01	7.14	95,000	93,590
2/21/01	7.11	50,000	49,194
ING America Insurance Holdings, Inc.
2/15/01	6.63	50,000	49,312
2/16/01	6.65	50,000	49,302
2/26/01	6.65	40,000	39,372
Jupiter Securitization Corp.
12/4/00	6.56	26,910	26,895
12/18/00	6.60	90,000	89,724
12/22/00	6.57	36,555	36,416
1/25/01	6.74	110,000	108,879
1/30/01	6.71	108,730	107,530
2/5/01	6.64	50,000	49,401
2/12/01	6.69	30,543	30,136
2/16/01	6.67	20,000	19,720
Kitty Hawk Funding Corp.
12/8/00	6.60	69,513	69,425
12/11/00	6.61	71,000	70,870
12/26/00	6.58	12,631	12,574
2/7/01	6.65	30,613	30,235
2/8/01	6.65	20,014	19,763
Lehman Brothers Holdings, Inc.
12/4/00	6.72 (b)	111,000	111,000
12/20/00	6.72 (b)	58,000	58,000
12/26/00	6.72 (b)	125,000	125,000
Lloyds TSB Bank PLC
2/16/01	6.63	125,000	123,258
Montauk Funding Corp.
12/14/00	6.56	65,000	64,847
2/6/01	6.65	88,756	87,674
2/8/01	6.66	185,000	182,677
2/9/01	6.67	85,000	83,917
2/12/01	6.67	85,000	83,871
2/15/01	6.66	80,300	79,190
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Nationwide Building Society
2/5/01	6.64%	$ 13,757	$ 13,592
2/9/01	6.65	80,000	78,983
2/13/01	6.65	9,158	9,035
New Center Asset Trust
2/12/01	6.64	150,000	148,014
2/16/01	6.65	100,000	98,603
2/20/01	6.65	150,000	147,793
2/26/01	6.65	195,000	191,923
Newport Funding Corp.
12/7/00	6.57	200,000	199,782
12/29/00	6.58	100,000	99,491
Park Avenue Receivables Corp.
12/12/00	6.55	125,573	125,323
PHH Corp.
12/6/00	6.80	35,000	34,967
12/22/00	6.85	12,300	12,251
12/22/00	6.87	50,000	49,801
1/31/01	7.00	35,000	34,592
Phillips Petroleum Co.
12/6/00	6.77	23,000	22,979
12/7/00	6.80	26,000	25,971
2/21/01	6.98	69,000	67,911
2/28/01	7.15	19,000	18,670
Preferred Receivables Funding Corp.
1/22/01	6.69	20,000	19,809
Qwest Capital Funding, Inc.
12/7/00	6.82	25,000	24,972
1/26/01	7.14	25,000	24,726
1/26/01	7.35	31,307	30,953
Rohm & Haas Co.
12/1/00	6.80	58,512	58,512
12/27/00	6.77	30,000	29,854
Royal Bank of Canada
3/1/01	6.60	30,000	29,513
Salomon Smith Barney Holdings, Inc.
12/4/00	6.56	70,000	69,962
12/21/00	6.56	60,000	59,782
2/26/01	6.64	100,000	98,424
Sears Roebuck Acceptance Corp.
2/13/01	7.16	35,000	34,493
2/15/01	7.12	30,000	29,557
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Sears Roebuck Acceptance Corp. - continued
2/21/01	7.13%	$ 22,000	$ 21,644
Societe Generale NA
12/26/00	6.69	110,000	109,513
2/14/01	6.63	136,500	134,646
2/20/01	6.64	85,000	83,752
2/28/01	6.72	350,000	344,380
3/5/01	6.61	250,000	245,760
3/7/01	6.62	100,000	98,267
Southern Co.
12/15/00	6.66	85,000	84,782
Svenska Handelsbanken, Inc.
2/8/01	6.63	28,000	27,650
3/12/01	6.70	30,000	29,455
Three Rivers Funding Corp.
12/22/00	6.58	25,000	24,904
Triple-A One Funding Corp.
12/6/00	6.56	27,808	27,783
12/7/00	6.55	30,214	30,181
12/15/00	6.59	54,514	54,376
2/5/01	6.65	50,000	49,401
Tyco International Group SA
12/6/00	6.85	50,000	49,953
12/12/00	6.78	23,500	23,452
1/29/01	7.02	65,000	64,265
1/31/01	7.08	35,000	34,587
UBS Finance, Inc.
3/26/01	6.62	460,000	450,493
3/30/01	6.62	520,000	508,879
5/25/01	6.61	460,000	445,711
Variable Funding Capital Corp.
12/11/00	6.56	32,935	32,875
12/12/00	6.56	100,000	99,801
12/12/00	6.57	50,000	49,901
12/12/00	6.59 (b)	125,000	125,000
2/9/01	6.64	20,000	19,746
2/14/01	6.64	50,000	49,320
2/14/01	6.65	16,000	15,782
2/21/01	6.58	100,000	98,510
2/21/01	6.59	150,000	147,765
Ventures Business Trust
12/7/00	6.60	75,000	74,919
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Ventures Business Trust - continued
12/14/00	6.60%	$ 150,000	$ 149,648
12/27/00	6.65	125,000	124,413
2/21/01	6.59	135,000	132,986
3/7/01	6.66	200,000	196,512
Verizon Global Funding Corp.
12/12/00	6.58	45,000	44,911
Vodafone AirTouch PLC
12/6/00	6.57	100,000	99,909
12/7/00	6.57	80,000	79,913
Wells Fargo Financial, Inc.
2/27/01	6.63	50,000	49,203
Windmill Funding Corp.
12/7/00	6.56	50,000	49,946
12/7/00	6.59	50,000	49,946
12/12/00	6.56	25,000	24,950
12/13/00	6.56	194,000	193,578
12/13/00	6.57	75,000	74,838
12/13/00	6.60	60,000	59,870
12/14/00	6.56	165,000	164,611
12/18/00	6.57	25,000	24,923
12/19/00	6.56	50,000	49,837
12/20/00	6.57	50,000	49,828
WorldCom, Inc.
12/1/00	6.73	32,215	32,215
12/1/00	7.00	45,000	45,000
12/7/00	6.76	125,000	124,860
12/7/00	6.78	100,000	99,888
12/14/00	6.78	25,000	24,939
2/1/01	7.05	105,000	103,746
TOTAL COMMERCIAL PAPER			20,798,566
Federal Agencies - 2.6%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 1.2%
Discount Notes - 1.2%
3/19/01	6.51%	$ 50,000	$ 49,051
4/5/01	6.52	91,286	89,283
5/24/01	6.48	280,000	271,508
5/31/01	6.49	150,000	145,264
			555,106
Federal Home Loan Bank - 0.5%
Discount Notes - 0.5%
2/1/01	6.50	161,000	159,309
3/14/01	6.50	50,000	49,094
			208,403
Freddie Mac - 0.9%
Discount Notes - 0.9%
2/1/01	6.57	86,000	85,087
2/7/01	6.50	200,000	197,696
5/24/01	6.49	100,000	96,960
			379,743
TOTAL FEDERAL AGENCIES			1,143,252
Bank Notes - 2.7%

Bank of America NA
3/21/01	6.75	250,000	250,000
Bank One NA, Chicago
2/20/01	6.61	250,000	250,000
4/16/01	6.62	250,000	250,000
5/21/01	6.64	300,000	300,000
Comerica Bank, Detroit
12/1/00	6.64 (b)	125,000	124,990
Lasalle Bank NA
2/5/01	6.75	30,000	29,997
TOTAL BANK NOTES			1,204,987
Master Notes - 1.0%

Goldman Sachs Group, Inc.
12/28/00	6.63 (c)	255,000	255,000
2/15/01	6.72 (c)	205,000	205,000
TOTAL MASTER NOTES			460,000
Medium-Term Notes - 4.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Associates Corp. of North America
12/29/00	6.66% (b)	$ 415,000	$ 415,000
Bank of Scotland Treasury Services PLC
1/19/01	6.77 (b)	129,000	129,001
CIT Group, Inc.
12/1/00	6.61 (b)	190,000	189,949
Ford Motor Credit Co.
12/11/00	6.58 (b)	250,000	249,995
General Motors Acceptance Corp.
12/14/00	6.57 (b)	140,000	139,996
12/28/00	6.56 (b)	200,000	199,957
General Motors Acceptance Corp. Mortgage Credit
12/1/00	6.67	225,000	225,000
Merrill Lynch & Co., Inc.
12/4/00	6.59 (b)	190,000	189,994
Morgan Stanley Dean Witter & Co.
12/18/00	6.68 (b)	150,000	149,999
TOTAL MEDIUM-TERM NOTES			1,888,891
Short-Term Notes - 3.9%

Jackson National Life Insurance Co.
1/1/01	6.97 (b)(c)	130,000	130,000
Monumental Life Insurance Co.
12/1/00	6.76 (b)(c)	78,000	78,000
12/1/00	6.79 (b)(c)	65,000	65,000
2/1/01	6.96 (b)(c)	50,000	50,000
New York Life Insurance Co.
12/1/00	6.81 (b)(c)	75,000	75,000
12/22/00	6.94 (b)(c)	81,000	81,000
1/1/01	6.95 (b)(c)	140,000	140,000
Pacific Life Insurance Co.
12/8/00	6.76 (b)(c)	55,000	55,000
RACERS Series 00 10MM,
12/22/00	6.64 (a)(b)	185,000	185,000
Strategic Money Market Trust Series 2000 A,
12/13/00	6.64 (b)(c)	305,000	305,000
Strategic Money Market Trust Series 2000 B,
12/13/00	6.66 (a)(b)	130,000	130,000
Strategic Money Market Trust Series 2000 E,
12/14/00	6.64 (a)(b)	125,000	125,000
Short-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Transamerica Occidental Life Insurance Co.
2/1/01	6.93% (b)(c)	$ 200,000	$ 200,000
Travelers Insurance Co.
1/29/01	6.87 (b)(c)	95,000	95,000
TOTAL SHORT-TERM NOTES			1,714,000
Repurchase Agreements - 3.9%
	Maturity Amount (000s)
In a joint trading account (U.S. Government Obligations) dated 11/30/00 due 12/1/00 At 6.55%	$ 724	724
With:
Chase Securities, Inc. At 6.66%, dated 11/30/00 due 12/1/00 (Commercial Paper Obligations) (principal amount $614,715,128) 0% - 7.4%, 12/1/00 - 1/31/01	600,111	600,000
Deutsche Bank Securities, Inc. At 6.64%, dated 11/30/00 due 12/1/00 (Commerical Paper Obligations) (principal amount $77,802,448) 0% - 6.86%, 12/5/00 - 2/15/01	76,014	76,000
Goldman Sachs & Co. At 6.63%, dated 11/30/00 due 12/1/00 (Commercial Paper Obligations) (principal amount $163,717,000) 0% - 6.9%, 12/1/00 - 12/27/00	160,029	160,000
J.P. Morgan Securities At 6.62%, dated 11/30/00 due 12/1/00 (Corporate Obligations) (principal amount $206,558,431) 7.125% - 7.5%, 3/15/05 - 12/1/46	200,037	200,000
Merrill Lynch Pierce Fenner & Smith At 6.64%, dated 11/30/00 due 12/1/00 (Commercial Paper Obligations) (principal amount $430,897,000) 0%, 12/1/00 - 12/20/00	410,076	410,000
Morgan Stanley & Co. At 6.62%, dated 11/30/00 due 12/1/00 (Commercial Paper Obligations):
(principal amount $102,624,727) 0% - 6.9%, 12/1/00 - 3/28/01	100,018	100,000
(principal amount $179,593,273) 0% - 6.9%, 12/1/00 - 3/28/01	175,032	175,000
TOTAL REPURCHASE AGREEMENTS		1,721,724
TOTAL INVESTMENT PORTFOLIO - 104.0%	46,002,825
NET OTHER ASSETS - (4.0)%	(1,788,386)
NET ASSETS - 100%	$ 44,214,439
Total Cost for Income Tax Purposes $ 46,002,825
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $440,000,000 or 1.0% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Goldman Sachs Group, Inc.: 6.63%, 12/28/00	10/25/00	$ 255,000
6.72%, 2/15/01	10/19/00	$ 205,000
Jackson National Life Insurance Co.: 6.97%, 1/1/01	7/6/99	$ 130,000
Monumental Life Insurance Co.: 6.76%, 12/1/00	7/31/98 - 9/17/98	$ 78,000
6.79%, 12/1/00	3/12/99	$ 65,000
6.96%, 2/1/01	2/1/00	$ 50,000
New York Life Insurance Co.: 6.81%, 12/1/00	8/28/00	$ 75,000
6.94%, 12/22/00	12/20/99	$ 81,000
6.95%, 1/1/01	7/13/00	$ 140,000
Security	Acquisition Date	Cost (000s)
Pacific Life Insurance Co. 6.76%, 12/8/00	9/8/00	$ 55,000
Strategic Money Market Trust Series 2000 A, 6.64%, 12/13/00	9/7/00	$ 305,000
Transamerica Occidental Life Insurance Co. 6.93%, 2/1/01	4/28/00	$ 200,000
Travelers Insurance Co. 6.87%, 1/29/01	4/28/00	$ 95,000
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $1,582,000 of which $1,422,000 and $160,000 will expire on November 30, 2002 and 2004, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2000
Assets
Investment in securities, at value (including repurchase agreements of $1,721,724) - See accompanying schedule		$ 46,002,825
Receivable for fund shares sold		403,833
Interest receivable		287,101
Other receivables		27
Prepaid expenses		123
Total assets		46,693,909
Liabilities
Payable for investments purchased	$ 2,124,840
Payable for fund shares redeemed	334,098
Distributions payable	1,383
Accrued management fee	9,288
Other payables and accrued expenses	9,861
Total liabilities		2,479,470
Net Assets		$ 44,214,439
Net Assets consist of:
Paid in capital		$ 44,216,021
Accumulated net realized gain (loss) on investments		(1,582)
Net Assets, for 44,214,792 shares outstanding		$ 44,214,439
Net Asset Value, offering price and redemption price per share ($44,214,439 ÷ 44,214,792 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Interest		$ 2,657,975
Expenses
Management fee	$ 99,814
Transfer agent fees	83,913
Accounting fees and expenses	1,234
Non-interested trustees' compensation	149
Custodian fees and expenses	663
Registration fees	2,452
Audit	170
Legal	143
Interest	18
Reports to shareholders	1,252
Miscellaneous	1,557
Total expenses before reductions	191,365
Expense reductions	(998)	190,367
Net investment income		2,467,608
Net Realized Gain (Loss) on Investments		317
Net increase in net assets resulting from operations		$ 2,467,925

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,467,608	$ 1,687,220
Net realized gain (loss)	317	221
Net increase (decrease) in net assets resulting from operations	2,467,925	1,687,441
Distributions to shareholders from net investment income	(2,467,608)	(1,687,220)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	123,926,208	89,997,182
Reinvestment of distributions from net investment income	2,418,266	1,646,256
Cost of shares redeemed	(120,111,109)	(84,362,953)
Net increase (decrease) in net assets and shares resulting from share transactions	6,233,365	7,280,485
Total increase (decrease) in net assets	6,233,682	7,280,706
Net Assets
Beginning of period	37,980,757	30,700,051
End of period	$ 44,214,439	$ 37,980,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Cash Reserves (the fund) is a fund of Fidelity Phillips Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity money market funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Reverse Repurchase Agreements. At all times that a reverse repurchase agreement is outstanding, the fund identifies cash and liquid securities as segregated in its custodian records with a value at least equal to its obligation under the agreement. The average daily balance during the period for which the reverse repurchase agreement was outstanding amounted to $135,000,000. The weighted average interest rate was 4.75%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

When-Issued Securities. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,734,000,000 or 3.9% of net assets.

3. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annual rate of .24%. The income-based portion of this fee was equal to $35,453,000, or an annual rate of .09% of the fund's average net assets.

On January 1, 2001, a new management fee contract ("new contract") will take effect. Under the new contract the management fee rate will be the group fee rate plus a total income based component, which is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The minimum income based component will be .05% of average net assets (at a fund annualized gross yield of 0%), and the maximum income based component will be .27% of average net assets (at a fund annualized gross yield of 15% or more). The individual fund fee rate will be eliminated. FMR has voluntarily agreed to limit the fund's management fee to the lesser of the amount that would be paid under the present management fee contract or the new management fee contract for a period of six months beginning on January 1, 2001.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Money Market Insurance - continued

agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $1,471,000 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

4. Interfund Lending Program.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $22,316,000. The weighted average interest rate was 6.18%. Interest earned from the interfund lending program amounted to $38,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $991,000, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Phillips Street Trust and the Shareholders of Fidelity Cash Reserves:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Cash Reserves (a fund of Fidelity Phillips Street Trust) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Cash Reserves' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 4, 2001

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	22,050,245,540.50	97.294
Withheld	613,158,604.54	2.706
TOTAL	22,663,404,145.04	100.000
Ralph F. Cox
Affirmative	22,019,199,230.85	97.158
Withheld	644,204,914.19	2.842
TOTAL	22,663,404,145.04	100.000
Phyllis Burke Davis
Affirmative	22,017,641,458.07	97.151
Withheld	645,762,686.97	2.849
TOTAL	22,663,404,145.04	100.000
Robert M. Gates
Affirmative	22,029,803,519.05	97.204
Withheld	633,600,625.99	2.796
TOTAL	22,663,404,145.04	100.000
Edward C. Johnson 3d
Affirmative	22,025,720,193.89	97.186
Withheld	637,683,951.15	2.814
TOTAL	22,663,404,145.04	100.000
Donald J. Kirk
Affirmative	22,032,113,451.26	97.214
Withheld	631,290,693.78	2.786
TOTAL	22,663,404,145.04	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	22,041,221,081.90	97.255
Withheld	622,183,063.14	2.745
TOTAL	22,663,404,145.04	100.000
Ned C. Lautenbach
Affirmative	22,048,773,951.37	97.288
Withheld	614,630,193.67	2.712
TOTAL	22,663,404,145.04	100.000
Peter S. Lynch
Affirmative	22,058,489,705.67	97.331
Withheld	604,914,439.37	2.669
TOTAL	22,663,404,145.04	100.000
William O. McCoy
Affirmative	22,039,524,431.99	97.247
Withheld	623,879,713.05	2.753
TOTAL	22,663,404,145.04	100.000
Marvin L. Mann
Affirmative	22,036,515,624.63	97.234
Withheld	626,888,520.41	2.766
TOTAL	22,663,404,145.04	100.000
Robert C. Pozen
Affirmative	22,047,476,160.44	97.282
Withheld	615,927,984.60	2.718
TOTAL	22,663,404,145.04	100.000
PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	20,927,963,809.77	95.489
Against	351,956,896.50	1.606
Abstain	636,786,384.09	2.905
TOTAL	21,916,707,090.36	100.000
PROPOSAL 3
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	20,850,209,731.63	91.999
Against	704,834,784.31	3.110
Abstain	1,108,359,629.10	4.891
TOTAL	22,663,404,145.04	100.000
PROPOSAL 4
To adopt an Amended and Restated Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	20,280,127,006.44	89.484
Against	1,235,514,939.40	5.452
Abstain	1,147,762,199.20	5.064
TOTAL	22,663,404,145.04	100.000
PROPOSAL 5
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	18,460,208,240.21	84.229
Against	2,370,924,130.07	10.818
Abstain	1,085,574,720.08	4.953
TOTAL	21,916,707,090.36	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning diversification.
	# of Votes Cast	% of Votes Cast
Affirmative	19,296,871,783.68	88.046
Against	1,570,653,224.28	7.167
Against	1,049,182,082.40	4.787
TOTAL	21,916,707,090.36	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	19,266,845,857.34	87.909
Against	1,519,384,726.42	6.933
Abstain	1,130,476,506.60	5.158
TOTAL	21,916,707,090.36	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

John J. Todd, Vice President

Eric D. Roiter, Secretary

Robert A Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

William O. McCoy *

Marvin L. Mann *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Fidelity's Taxable
Money Market Funds

Fidelity Cash Reserves

Fidelity Daily Income Trust

Fidelity U.S. Government Reserves

Spartan® Money Market Fund

Spartan U.S. Government
Money Market Fund

Spartan U.S. Treasury
Money Market Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CAS-ANN-0101 122235
1.539092.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity ®

Daily Income

Trust

Annual Report

August 31, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	9	A complete list of the fund's investments.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	20	Notes to the financial statements.
Report of Independent Accountants	23	The auditors' opinion.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A slowing U.S. economy triggered an equity market rally during the later stages of summer, boosting most major stock indexes back into positive territory for calendar year 2000. One notable exception, however, was the Dow Jones Industrial Average, which posted a negative return during that timeframe. Fixed-income markets - particularly Treasuries - continued their yearlong trend of strong performance, as nearly every bond sector outperformed the stock market on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Daily Income Trust	5.76%	29.26%	60.95%
All Taxable Money Market Funds Average	5.49%	28.18%	58.58%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 974 money market funds.

Average Annual Total Returns

Periods ended August 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Daily Income Trust	5.76%	5.27%	4.87%
All Taxable Money Market Funds Average	5.49%	5.08%	4.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Yields

	8/29/00	5/30/00	2/29/00	11/30/99	8/31/99

Fidelity Daily Income Trust	6.20%	6.01%	5.56%	5.29%	4.95%

All Taxable Money Market Funds Average	6.00%	5.76%	5.27%	5.03%	4.64%

	8/30/00	5/31/00	3/1/00	12/1/99	9/1/99

MMDA	2.12%	2.10%	2.09%	2.07%	2.06%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(TM)

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Robert Duby, Portfolio Manager of Fidelity Daily Income Trust

Q. Bob, what was the investment environment like during the 12 months that ended August 31, 2000?

A. The U.S. economy posted very strong performance, as unemployment reached its lowest rate in 30 years and real GDP - gross domestic product adjusted for inflation - enjoyed robust gains. This growth was fueled by high levels of personal consumption and business investment. Commodity prices rose due to improving global economic conditions and strong demand on the domestic front. This development led to the expectation among market participants that the Federal Reserve Board would hike short-term interest rates in order to slow growth and head off inflation. Because of increasing energy prices we did see consumer and producer prices rise during the period, despite significant improvements in productivity.

Q. What was the Fed's reaction to these developments?

A. It implemented a program of interest-rate hikes, because of strong real GDP growth and concerns about the impact of wage pressures within firm labor markets. Starting in June 1999, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - six times altogether. Four of these rate hikes occurred during the one-year period that ended August 31, 2000. Three of them - in November 1999, February 2000 and March 2000 - came in increments of 0.25 percentage points. The last, in May 2000, was an increase of 0.50 percentage points, the first increase of such magnitude in more than five years. The Fed chose to strike at growth more forcefully at that time because of continued solid GDP growth, an increase in the core rate of inflation, a decline in the unemployment rate and a larger-than-expected increase in average hourly earnings. Since May, however, continued emerging evidence of an economic slowdown has prompted the Fed to keep key short-term interest rates unchanged.

Q. What was your strategy as all of this unfolded?

A. My strategy shifted periodically during the 12 months, as I sought to capitalize on Fed rate hikes while maintaining adequate portfolio liquidity to accommodate cash outflows. I lengthened the fund's average maturity early in the period through purchases of securities with maturities of six months or longer. These longer-term securities offered attractive risk/reward tradeoffs. But expectations for further Fed rate hikes pervaded the market in the fourth quarter of 1999 as 2000 approached. Accordingly, I positioned the fund defensively by shortening its average maturity. Through the rest of the period, I shortened the fund's average maturity at times when the market priced in overly optimistic expectations for changes in Fed monetary policy. Conversely, I lengthened the fund's average maturity when the market priced in overly aggressive expectations of Fed rate hikes.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2000, was 6.21%, compared to 4.95% 12 months ago. For the 12 months that ended August 31, 2000, the fund had a total return of 5.76%, compared to 5.49% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook?

A. Economic data continue to suggest that the Fed's monetary policy has begun to soften economic activity. Slower retail and home sales demonstrate that the Fed rate hikes appear to have tempered consumer spending. In turn, manufacturing activity has declined, coming off of record levels. It's still unclear as to whether the economy is taking a breather or if the Fed has successfully implemented a "soft landing" - slowing economic growth enough to keep inflation at bay, but not so much as to plunge the economy into a recession. Money market prices currently reflect that the Fed has finished its rate-hike program. In any event, it appears the Fed will remain on hold until after the November elections, unless there is some dramatic pick-up in inflation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide current income while maintaining a stable $1 share price by investing in high-quality, short-term money market securities

Fund number: 031

Trading symbol: FDTXX

Start date: May 31, 1974

Size: as of August 31, 2000, more than $3.0 billion

Manager: Robert Duby, since 1998; manager, several taxable money market funds; joined Fidelity in 1982

3

Annual Report

Investment Changes

Maturity Diversification
Days	% of fund's investments 8/31/00	% of fund's investments 2/29/00	% of fund's investments 8/31/99
0 - 30	64.0	55.4	58.7
31 - 90	28.8	30.1	19.1
91 - 180	3.2	14.0	16.6
181 - 397	4.0	0.5	5.6
Weighted Average Maturity
	8/31/00	2/29/00	8/31/99
Fidelity Daily Income Trust	42 Days	46 Days	56 Days
All Taxable Money Market Funds Average*	51 Days	49 Days	56 Days
Asset Allocation (% of fund's net assets)
As of August 31, 2000	As of February 29, 2000
Commercial Paper 61.2%	Commercial Paper 58.3%
Bank CDs, BAs, TDs, and Notes 32.7%	Bank CDs, BAs, TDs, and Notes 30.6%
Government Securities 0.0%	Government Securities 10.4%
Other Investments and Net Other Assets 6.1%	Other Investments and Net Other Assets 0.7%

Annual Report

Investments August 31, 2000

Showing Percentage of Net Assets

Certificates of Deposit - 10.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Domestic Certificates Of Deposit - 10.9%
American Express Centurion Bank
9/11/00	6.53%	$ 25,000	$ 25,000
9/28/00	6.54	25,000	25,000
Chase Manhattan Bank USA NA
9/5/00	6.70	25,000	25,000
Citibank NA, New York
11/3/00	6.78	48,000	48,000
11/15/00	7.02	35,000	35,000
First Tennessee Bank NA, Memphis
9/25/00	6.53	65,000	65,000
First Union National Bank, North Carolina
4/30/01	7.00	45,000	45,000
5/15/01	7.35	50,000	50,000
U.S. Bank NA, Minnesota
9/1/00	6.72 (b)	10,000	10,000
TOTAL CERTIFICATES OF DEPOSIT			328,000
Commercial Paper - 61.2%

Asset Securitization Coop. Corp.
9/25/00	6.56 (b)	25,000	24,999
AT&T Corp.
9/5/00	6.56	20,000	19,986
9/19/00	6.65 (b)	15,000	15,000
Bank of America Corp.
9/11/00	6.30	25,000	24,958
Centric Capital Corp.
9/11/00	6.72	20,000	19,963
CIESCO LP
11/8/00	6.57	50,000	49,388
Citibank Credit Card Master Trust I (Dakota Certificate Program)
9/13/00	6.55	55,445	55,325
11/9/00	6.64	15,000	14,812
ConAgra, Inc.
9/15/00	6.69	5,000	4,987
9/25/00	6.73	19,000	18,915
Conoco, Inc.
9/29/00	6.69	25,000	24,871
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Corporate Receivables Corp.
9/20/00	6.56%	$ 10,000	$ 9,966
10/2/00	6.58	20,000	19,888
10/13/00	6.57	15,000	14,886
10/25/00	6.58	35,000	34,659
11/16/00	6.60	20,000	19,726
CXC, Inc.
9/25/00	6.56	15,000	14,935
11/8/00	6.62	10,000	9,877
11/21/00	6.61	50,000	49,269
Delaware Funding Corp.
9/11/00	6.57	10,000	9,982
9/13/00	6.58	20,452	20,408
9/25/00	6.54	26,215	26,101
10/24/00	6.58	35,000	34,665
11/22/00	6.61	25,587	25,208
Dominion Resources, Inc.
9/12/00	6.73	5,000	4,990
9/21/00	6.75	25,000	24,907
Edison Asset Securitization LLC
9/25/00	6.55	100,000	99,567
10/10/00	6.60	9,815	9,746
10/27/00	6.58	25,000	24,747
Enterprise Funding Corp.
10/26/00	6.58	15,850	15,693
Falcon Asset Securitization Corp.
9/19/00	6.54	26,295	26,209
9/20/00	6.55	87,525	87,224
9/26/00	6.56	25,449	25,334
GE Capital International Funding, Inc.
9/13/00	6.34	50,000	49,898
General Electric Capital Corp.
9/5/00	6.54	47,500	47,466
9/5/00	6.77	50,000	49,963
General Electric Capital Services, Inc.
11/6/00	6.59	45,000	44,465
11/20/00	7.00	25,000	24,625
11/21/00	7.00	25,000	24,620
2/7/01	6.72	30,000	29,136
General Motors Acceptance Corp.
9/21/00	6.53	50,000	49,820
9/25/00	6.53	25,000	24,892
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Household Finance Corp.
9/12/00	6.55%	$ 25,000	$ 24,950
Kitty Hawk Funding Corp.
9/20/00	6.40	10,000	9,967
9/20/00	6.41	5,882	5,863
10/12/00	6.59	20,238	20,088
Lehman Brothers Holdings, Inc.
9/11/00	6.72 (b)	18,000	18,000
9/20/00	6.72 (b)	4,000	4,000
Marsh USA, Inc.
9/19/00	6.50	30,000	29,906
National Rural Utility Coop. Finance Corp.
9/13/00	6.30	25,000	24,949
New Center Asset Trust
9/21/00	6.55	20,000	19,928
Park Avenue Receivables Corp.
9/15/00	6.55	34,692	34,604
Phillips Petroleum Co.
9/29/00	6.75	15,000	14,922
Preferred Receivables Funding Corp.
9/15/00	6.58	30,000	29,924
9/25/00	6.54	45,414	45,217
10/23/00	6.58	17,135	16,974
11/15/00	6.64	11,400	11,245
Salomon Smith Barney Holdings, Inc.
10/12/00	6.59	10,000	9,926
Southern Co.
9/26/00	6.61	5,000	4,977
Three Rivers Funding Corp.
9/5/00	6.57	20,230	20,215
Triple-A One Funding Corp.
9/12/00	6.54	25,000	24,950
9/20/00	6.55	100,000	99,654
Variable Funding Capital Corp.
9/21/00	6.75	25,000	24,908
11/22/00	6.62	30,000	29,555
Ventures Business Trust
9/6/00	6.56	25,000	24,977
9/25/00	6.55	40,000	39,826
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
WorldCom, Inc.
9/5/00	6.69%	$ 10,000	$ 9,993
9/15/00	6.68	15,000	14,961
TOTAL COMMERCIAL PAPER			1,840,555
Bank Notes - 11.8%

American Express Centurion Bank
9/1/00	6.68 (b)	25,000	25,000
9/23/00	6.59 (b)	40,000	40,000
Bank of America NA
11/2/00	6.63	35,000	35,000
2/20/01	6.72	50,000	50,000
5/4/01	7.20	25,000	25,000
Bank One NA
10/16/00	6.75	25,000	25,000
Bank One NA, Chicago
10/23/00	6.70 (b)	15,000	14,998
First Union National Bank, North Carolina
10/4/00	6.86 (b)	25,000	25,000
Lasalle Bank NA
9/11/00	6.70	25,000	25,000
10/16/00	6.56	40,000	40,000
11/20/00	7.01	50,000	50,000
TOTAL BANK NOTES			354,998
Master Notes - 1.5%

Goldman Sachs Group, Inc.
10/19/00	6.65 (c)	25,000	25,000
J.P. Morgan Securities, Inc.
9/7/00	6.61 (b)	20,000	20,000
TOTAL MASTER NOTES			45,000
Medium-Term Notes - 3.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Centex Home Mortgage LLC
9/20/00	6.76% (a)(b)	$ 15,000	$ 15,000
CIT Group, Inc.
9/1/00	6.61 (b)	15,000	14,993
General Motors Acceptance Corp.
9/28/00	6.56 (b)	15,000	14,996
General Motors Acceptance Corp. Mortgage Credit
9/1/00	6.69	25,000	25,000
Merrill Lynch & Co., Inc.
9/5/00	6.59 (b)	25,000	24,999
TOTAL MEDIUM-TERM NOTES			94,988
Short-Term Notes - 5.3%

GE Life & Annuity Assurance Co.
9/1/00	6.72 (b)(c)	25,000	25,000
Monumental Life Insurance Co.
9/1/00	6.76 (b)(c)	14,000	14,000
11/1/00	6.91 (b)(c)	15,000	15,000
New York Life Insurance Co.
10/1/00	6.90 (b)(c)	7,000	7,000
12/1/00	6.81 (b)(c)	16,000	16,000
Pacific Life Insurance Co.
9/8/00	6.89 (b)(c)	10,000	10,000
Strategic Money Market Trust Series 1999 A6,
9/13/00	6.78 (a)(b)	26,000	26,000
Strategic Money Market Trust Series 2000 B,
9/13/00	6.81 (a)(b)	10,000	10,000
Travelers Insurance Co.
10/2/00	6.88 (b)(c)	35,000	35,000
TOTAL SHORT-TERM NOTES			158,000
Repurchase Agreements - 5.2%
	Maturity Amount (000s)	Value (Note 1) (000s)
In a joint trading account (U.S. Government Obligations) dated 8/31/00 due 9/1/00 At 6.67%	$ 603	$ 603
With:
Morgan Stanley & Co. At 6.75%, dated 8/31/00 due 9/1/00 (Commercial Paper Obligations) (principal amount $45,253,000) 0%, 9/13/00 - 11/22/00	44,008	44,000
Salomon Smith Barney At 6.76%, dated 8/31/00 due 9/1/00 (Commercial Paper Obligations) (principal amount $116,105,000) 0% - 6.74%, 9/18/00 - 11/29/00	113,021	113,000
TOTAL REPURCHASE AGREEMENTS		157,603
TOTAL INVESTMENT PORTFOLIO - 99.1%		2,979,144
NET OTHER ASSETS - 0.9%		27,265
NET ASSETS - 100%		$ 3,006,409
Total Cost for Income Tax Purposes $ 2,979,144
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $51,000,000 or 1.7% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000's)
GE Life & Annuity Assurance Co. 6.72%, 9/1/00	4/8/00	$ 25,000
Goldman Sachs Group, Inc. 6.65%, 10/19/00	8/16/00	$ 25,000
Monumental Life Insurance Co.: 6.76%, 9/1/00	7/31/98 - 9/17/98	$ 14,000
6.91%, 11/1/00	2/1/00	$ 15,000
New York Life Insurance Co.: 6.81%, 12/1/00	8/28/00	$ 16,000
6.90%, 10/1/00	12/20/99	$ 7,000
Pacific Life Insurance Co. 6.89%, 9/8/00	8/31/99	$ 10,000
Travelers Insurance Co. 6.88%, 10/2/00	3/30/00	$ 35,000
Income Tax Information

At August 31, 2000, the fund had a capital loss carryforward of approximately $1,128,000 of which $336,000, $536,000, $19,000, $99,000, $109,000, $15,000 and $14,000 will expire on August 31, 2001, 2002, 2003, 2004, 2006, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per share amount)	August 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $157,603) - See accompanying schedule		$ 2,979,144
Receivable for fund shares sold		55,940
Interest receivable		10,231
Other receivables		3
Prepaid expenses		37
Total assets		3,045,355
Liabilities
Payable to custodian bank	$ 12
Payable for fund shares redeemed	37,122
Distributions payable	495
Accrued management fee	920
Other payables and accrued expenses	397
Total liabilities		38,946
Net Assets		$ 3,006,409
Net Assets consist of:
Paid in capital		$ 3,007,537
Accumulated net realized gain (loss) on investments		(1,128)
Net Assets, for 3,006,910 shares outstanding		$ 3,006,409
Net Asset Value, offering price and redemption price per share ($3,006,409 ÷ 3,006,910 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended August 31, 2000
Interest Income		$ 178,243
Expenses
Management fee	$ 9,952
Transfer agent fees	3,808
Accounting fees and expenses	261
Non-interested trustees' compensation	11
Custodian fees and expenses	50
Registration fees	239
Audit	33
Legal	13
Miscellaneous	117
Total expenses before reductions	14,484
Expense reductions	(65)	14,419
Net interest income		163,824
Net Realized Gain (Loss) on Investments		7
Net increase in net assets resulting from operations		$ 163,831

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2000	Year ended August 31, 1999
Increase (Decrease) in Net Assets
Operations Net interest income	$ 163,824	$ 129,487
Net realized gain (loss)	7	(25)
Net increase (decrease) in net assets resulting from operations	163,831	129,462
Distributions to shareholders from net interest income	(163,824)	(129,487)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	15,456,165	12,419,943
Reinvestment of distributions from net interest income	159,219	126,012
Cost of shares redeemed	(15,367,304)	(12,412,784)
Net increase (decrease) in net assets and shares resulting from share transactions	248,080	133,171
Total increase (decrease) in net assets	248,087	133,146
Net Assets
Beginning of period	2,758,322	2,625,176
End of period	$ 3,006,409	$ 2,758,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net interest income	.056	.047	.052	.051	.051
Less Distributions
From net interest income	(.056)	(.047)	(.052)	(.051)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	5.76%	4.84%	5.31%	5.18%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,006	$ 2,758	$ 2,625	$ 2,425	$ 2,317
Ratio of expenses to average net assets	.50%	.48%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.50%	.48%	.50%	.49% B	.50%
Ratio of net interest income to average net assets	5.62%	4.74%	5.19%	5.07%	5.11%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2000

1. Significant Accounting Policies.

Fidelity Daily Income Trust (the fund) is a fund of Fidelity Union Street Trust II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Interest Income. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity money market funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net interest income.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory

Annual Report

Notes to Financial Statements - continued

2. Operating Policies -
continued

Repurchase Agreements - continued

by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

When-Issued Securities. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $147,000,000 or 4.9% of net assets.

3. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's average net assets and gross income earned each month. The portion of the fee based on average net assets is graduated ranging from an annual rate of .10% of average net assets up to $2 billion to an annual rate of .05% of average net assets in excess of $6 billion. The portion of the fee based on gross income is equal to 4% of the gross income earned by the fund each month (exclusive of gains realized from the sales of investments) provided the amount of such fee, at a minimum, amounts to an annual rate of .20% and, at a maximum, does not exceed an annual rate of .40% of the fund's average

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets. For the period, the total management fee was equivalent to an annual rate of .34%. The gross income-based portion of this fee was equal to $7,131,000, or an annual rate of .24% of the fund's average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $111,000 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

4. Interfund Lending Program.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $7,945,000. The weighted average interest rate was 5.92%. Interest earned from the interfund lending program amounted to $3,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

5. Expense Reductions.

Through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $65,000 under this arrangement.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust II and the Shareholders of Fidelity Daily Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Daily Income Trust (a fund of Fidelity Union Street Trust II) at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Daily Income Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 2000

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Robert K. Duby, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant
Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Bank of New York

New York, NY

Fidelity's Taxable
Money Market Funds

Fidelity Cash Reserves

Fidelity Daily Income Trust

Fidelity U.S. Government Reserves

Spartan® Money Market Fund

Spartan U.S. Government
Money Market Fund

Spartan U.S. Treasury
Money Market Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FDI-ANN-1000 113108
1.536737.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Daily Income Trust

(A Fund of Fidelity Union Street Trust II)

Fidelity Cash Reserves

(A Fund of Fidelity Phillips Street Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2001

This Statement of Additional Information relates to the proposed reorganization whereby Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust would acquire all of the assets of Fidelity Daily Income Trust, a fund of Fidelity Union Street Trust II, and assume all of Fidelity Daily Income Trust's liabilities in exchange solely for shares of beneficial interest in Fidelity Cash Reserves.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus and Statement of Additional Information of Fidelity Cash Reserves dated January 29, 2001, which was previously filed via EDGAR (Accession No. 0000278001-01-500003).

2. The Supplement to the Statement of Additional Information of Fidelity Cash Reserves dated March 23, 2001, which was previously filed via EDGAR (Accession No. 0000278001-01-500006).

3. The Prospectus and Statement of Additional Information of Fidelity Daily Income Trust dated October 23, 2000, which was previously filed via EDGAR (Accession No. 0000880797-00-500002).

4. The Supplement to the Prospectus of Fidelity Daily Income Trust dated February 22, 2001, which was previously filed via EDGAR (Accession No. 0000880797-01-500003).

5. The Financial Statements included in the Annual Report of Fidelity Cash Reserves for the fiscal year ended November 30, 2000.

6. The Financial Statements included in the Annual Report of Fidelity Daily Income Trust for the fiscal year ended August 31, 2000.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated April 27, 2001, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Form of Amended and Restated Trust Instrument, dated December 13, 2000, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 47.

(2) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust II's (File No. 33-43757) Post-Effective Amendment No. 10.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Union Street Trust II: Fidelity Daily Income Trust and Fidelity Phillips Street Trust: Fidelity Cash Reserves is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles VII and XI of the Amended and Restated Trust Instrument, dated December 13, 2000, are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 47.

(6)(a) Management Contract, dated January 1, 2001, between Fidelity Cash Reserves and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 47.

(b) Management Contract, dated January 1, 2001, between Fidelity U.S. Government Reserves and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 47.

(c) Sub-Advisory Agreement, dated January 24, 1993, between Fidelity Management & Research Company and FMR Texas Inc. (currently known as Fidelity Investments Money Management Inc. (FIMM)), on behalf of Fidelity Cash Reserves is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 35.

(d) Sub-Advisory Agreement, dated January 13, 1995, between Fidelity Management & Research Company and FMR Texas Inc. (currently known as FIMM), on behalf of Fidelity U.S. Government Reserves is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 45.

(7)(a) General Distribution Agreement, dated January 24, 1993, between Fidelity Phillips Street Trust and Fidelity Distributors Corporation with respect to Fidelity Cash Reserves is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 35.

(b) General Distribution Agreement, dated January 13, 1995, between Fidelity Phillips Street Trust and Fidelity Distributors Corporation with respect to Fidelity U.S. Government Reserves is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 45.

(c) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(f) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit f(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(8) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(9)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant are incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.

(b) Appendix A, dated September 5, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit g(2) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(c) Appendix B, dated September 14, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Phillips Street Trust on behalf of Fidelity Cash Reserves is incorporated herein by reference to Exhibit g(3) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(d) Addendum, dated June 6, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street II Trust's (File No. 33-43757) Post-Effective Amendment No. 24.

(e) Amendment, dated July 14, 1999, to the Fee Schedule to the Custodian Agreement, dated December 1, 1994, between the Bank of New York and the Registrant is incorporated herein by reference to Exhibit g(5) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

(f) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(h) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(i) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(j) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Phillips Street Trust on behalf of Fidelity Cash Reserves, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(k) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(l) Schedule A-1, dated March 29, 2000, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit g(11) of Fidelity Magellan Fund's (File No. 2-21461) Post-Effective Amendment No. 48.

(10)(a) Distribution and Service Plan between Fidelity Cash Reserves and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 45.

(b) Distribution and Service Plan between Fidelity U.S. Government Reserves and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45.

(11) Legal opinion and consent of counsel, Kirkpatrick & Lockhart LLP (K&L), as to the legality of shares being registered will be filed with the definitive filing on April 26, 2001.

(12) Legal opinion and consent of counsel, (K&L), as to tax matters in connection with the reorganization of Fidelity Daily Income Trust will be filed with the definitive filing on April 26, 2001.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14.

(15) Not applicable.

(16) Powers of Attorney, dated July 17, 1997 and December 14, 2000, are filed herein as Exhibit 15.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 26 day of March 2001.

FIDELITY PHILLIPS STREET TRUST
	By	/s/Edward C. Johnson 3d	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Edward C. Johnson 3d	(dagger)	President and Trustee	March 26, 2001
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	March 26, 2001
Robert A. Dwight

/s/Robert C. Pozen		Trustee	March 26, 2001
Robert C. Pozen

/s/J. Michael Cook	*	Trustee	March 26, 2001
J. Michael Cook

/s/Ralph F. Cox	*	Trustee	March 26, 2001
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	March 26, 2001
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	March 26, 2001
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	March 26, 2001
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	March 26, 2001
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	March 26, 2001
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	March 26, 2001
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	March 26, 2001
Marvin L. Mann

/s/William O. McCoy	*	Trustee	March 26, 2001
William O. McCoy

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Alan C. Porter pursuant to a power of attorney dated December 14, 2000 and filed herewith.